DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

Dear Shareholder:

DAVIS FINANCIAL FUND

An Exceptional Year in Stocks
-----------------------------
     The past year was marked by considerable short-term volatility in the securities markets but proved to be very favorable to stocks. The Standard & Poor's 500 Index* of large-company common stocks advanced 22.96%, including reinvested dividends, during the twelve months ended December 31, 1996.

     The market's results were driven largely by a combination of healthy corporate profits and a benign U.S. economy. While various economic indicators argued for an acceleration of growth and a step-up in inflation, others contradicted this conclusion. In the end, we saw full employment with low inflation, persistent growth and a shrinking national budget deficit. The net result was the so-called "Goldilocks" economy - neither
too fast nor too slow to deter investors.   The final quarter of 1996 was
exceptionally strong, with the Dow Jones Industrial Average* of blue-chip stocks approaching an all-time high of 6547 on November 25th and finishing the year with a gain of 28.71%, including reinvested dividends.

     The Davis Financial Fund had an exceptionally strong year as well, with Class A shares of the fund delivering a total return on net asset value of 31.50% (see page 13). In reviewing the year, it is clear that, with few exceptions, almost all financial companies posted excellent results.
The favorable economic and market conditions, as well as continued consolidation within the banking and insurance sectors, drove performance, and the fund benefited handsomely.

Where To From Here?
------------------
     After such an outstanding year, the question is: Does the long-term outlook for financial stocks remain bright? We believe so. The past year notwithstanding, financial stocks continue to sell at steep discounts to the markets, while long-term trends spell great prospects for the financial sector.

     Stocks are not just pieces of paper, like lottery tickets; they represent ownership in real businesses. As a result, we believe that in making an investment decision, the portfolio manager must do two things. First, he must predict the future growth prospects of a business by studying the fundamentals, competitive outlook and management expertise. In essence, he must ask, "How much can I make?"

     Second, the portfolio management must determine what to pay for that predicted growth, bearing in mind that in most cases, the valuation is based on the price/earnings multiple. During this valuation stage, he must ask, "How much can I lose?"

     This emphasis on the balancing of growth and value - or risk and
reward --  helps us to identify long-term opportunities.   The ideal
situation is to find companies with good growth prospects at attractive valuations (i.e., low price/earnings multiples). At Davis Selected Advisers, we call such companies "growth stocks in disguise."


Growth Stocks in Disguise
-------------------------
     Which brings us to the financial stocks, particularly those with established brand names and strong distribution systems.

     From a top-down perspective, we are in the early innings of an explosion in savings and investing as American baby-boomers plan for their retirement and enter their peak savings years between the ages of 45 and 65. The transformation of this huge group from consumers and spenders to savers and investors implies a fairly favorable inflation and interest rate environment. Combined with the spread of capitalism around the world, this creates a perfect economic backdrop for financial companies that we foresee lasting at least through the end of this decade.

     We also look at stock selection from the bottom up, or on the basis of companies' individual merits and strengths. In tough times, the strong get stronger and the weak go out of business. Having emerged from twenty years of unprecedented interest rate volatility and the worst devaluation in real estate since the Depression, well-managed financial service companies are stronger than ever in terms of capital and management.

     We particularly like companies like Charles Schwab, which has built a powerful brand name. We also have invested in many entrepreneurs with proven records as winners and/or industry consolidators, such as Eli Broad at SunAmerica Inc.; Sanford Weill at Travelers Inc.; and Richard Jenrette at Equitable Companies. (We would add that many of Berkshire Hathaway's largest holdings, including American Express, Geico and Wells Fargo, are high quality financial stocks.)

     These are well-run companies with terrific records that are focused
on growing markets, so they meet our first criterion:  growth.   And as
growth companies in rising markets, we might expect them to sell at lofty valuations, but it is not so with financial companies, which continue to sell at relatively low P/Es to the market. To our way of thinking, that makes them "growth stocks in disguise" that offer a good balance of risk and reward for the long term.

     As shareholders of the fund ourselves, we look forward to the future with optimism, albeit tempered with the realization that the markets will rarely be as generous as they have been in the last several years.

DAVIS REAL ESTATE FUND

The Davis Real Estate Fund was our best-performing fund for the 12 months ended December 31, 1996.  With a total return on net asset value for Class A shares of 37.05% (see page 24), the fund finished the year well ahead of the average total return of 30.80% for the 46 real estate funds
tracked by Lipper Analytical Services.   (For the year ended December 31,
1996, Class A shares of the fund ranked fourteenth out of 46 real estate funds tracked by Lipper.)

Where Real Estate Was
---------------------
     The strong showing of real estate reflects the fact that real estate is an asset class in the midst of a recovery. Most of us remember the real estate debacle in the late 1980s and early 1990s. Some called it a recession; we called it a depression. And make no mistake, that's exactly what it was. By 1990 everyone knew someone who had been impacted by the collapse of real estate prices.

     Since 1993, however, real estate has been in sharp recovery. Real estate investment trusts (REITs) -- publicly held companies that own and/or provide mortgages for commercial, industrial and multifamily residential properties -- have been able to purchase real estate assets at attractive prices (in many cases, below replacement costs). Rents have been rising, and occupancies have increased in most real estate categories. More important is the fact that the usual lenders of capital - insurance companies, savings and loans and banks - are not making loans quite so freely. Lenders are demanding that developers put equity into their projects, resulting in fewer of the highly speculative projects we saw in the past.

     With the recovery of and changes in the real estate industry, most of the REITs we see are providing relatively stable earnings, and the average yield today is around 7%, well above the current 2%-3% dividend yield for the S&P 500.

Where Real Estate Is Going
--------------------------
     The real estate recovery is picking up steam. According to the National Association of Real Estate Investment Trusts, the average total return for REITs in 1996 was 35.75%. But the low-hanging fruit has been plucked. Several markets have reached equilibrium, most notably the apartment markets in the Southeast and Southwest United States. We are finding values in the following:

     California  It is easy to forget that California is the seventh largest
     ----------
economy in the world.  California's economy lagged that of the U.S.
entering the recession that began in the late '80s and has similarly lagged the recovery in recent years. One of our larger holdings, Bay Apartment Communities, owns and develops multi-family apartment complexes in or near San Francisco, where lack of space and strict zoning regulations have severely restricted new construction.

     Hotels  We loosely define full-service hotels this way:  If you can
     ------
get room service, it is a full-service hotel. We like this category of real estate because properties are being acquired at eighty cents on the dollar. Implicitly, this means that there is no new construction; why construct new properties at current costs when you can buy existing properties at a discount?

     With the exception of Las Vegas, there has been no significant full-service hotel construction in more than five years. Yet demand has risen consistently, allowing increases in both occupancy and average daily room rental rates. We see this trend continuing in such REITs as Patriot American Hospitality, Jameson Inns and Bristol Hotels.

     Offices  Again, we have focused on this category because of the
     -------
supply-demand characteristics. There has been minimal new office construction in the past years, while demand has continued to improve.
We have seen new leases signed by tenants at significantly higher rates than in the recent past as vacancy rates have continued to decline. This combination bodes well for the office category for the next several years.

     Besides a favorable supply-demand scenario, we look for another characteristic we consider very important: great management teams. We have talked at length to the managements of nearly all the REITs in the portfolio and toured a majority of the properties. We want to make sure that the managements are seasoned, shareholder-oriented and personally committed.

     About  90% of the fund's assets are invested in REITs.  But that is
not the only place we are finding attractive real estate investments.   Of
note is Equitable Companies.  Most think of it as an insurance company.
Few realize that it is the largest third-party manager of real estate in the United States. About 10% of the fund's assets are invested in such real estate-oriented, non-REIT holdings.

     Even after the price increases of 1996, we continue to believe that real estate as an asset class is nearer the bottom than the top of its growth curve and prospects for 1997 are very positive.


DAVIS GROWTH OPPORTUNITY FUND

     During much of 1996, uncertainty in the stock market drove many investors to favor large-capitalization stocks, which fared better than smaller-capitalization issues. The Standard & Poor's 500 Index* of large-company common stocks advanced 22.96%, including reinvested dividends, compared to rises of 19.23% for the Standard & Poor's 400 Midcap Index* and 16.55% for the Russell 2000 Index* of small-company stocks.

     Despite the general underperformance and relatively high volatility of small- and medium-capitalization stocks in 1996, Class A shares of the Davis Growth Opportunity Fund returned 18.73% (see page 9) on net asset value for the twelve months ended December 31, 1996.

     Throughout the year, the fund had a large commitment to technology stocks, which proved to be both a burden and a boon. The downdraft in technology during the first quarter (prompted by investors taking profits after a strong runup in prices during 1995) affected performance, as did a second downturn in mid-year, when investors reacted strongly to a
slow-down in semiconductor orders.   On the other hand, among the fund's
biggest gainers during the year were semiconductor manufacturers Intel and Adaptec, the leader in input/output devices.

     Other strong performers were consumer products maker Philip
Morris; Pfizer, a pharmaceuticals manufacturer; and AFLAC, a specialty insurance company.

     We took advantage of a resurgence in initial public offerings to invest in a few new issues, including RAC Financial, a mortgage and home-improvement lender. In contrast to many recent IPOs, RAC was inexpensively priced and showed conservative earnings estimates
compared to its growth potential.   More importantly, RAC has many of the
attributes we seek for long-term holdings in the fund. In addition to a strong balance sheet, the company has a savvy management group and has developed an excellent credit risk management modeling program that gives it a competitive edge. Shares of our initial purchase in February 1996 rose 145% through year-end.

     Less positive were the results for Garden Ridge, a retailer of candles, picture frames and other home decor items. Bought as an IPO at $ 7.50, the stock price increased three-fold early in the year, then dropped to $8 after the company reported weak summer and fall sales. During the later part of the decline, we bought additional shares, as the company is fundamentally strong and has the potential for gains after adjusting its marketing strategy.

     Finally, we continue to keep the portfolio fresh and have used the general weakness in smaller stocks to replace slow-moving holdings with new ideas and higher-quality small and mid-cap companies.
Semiconductor and other technology stocks have already started to appreciate in 1997, and we may take some gains during the year to invest in a number of new ideas we have identified.

DAVIS CONVERTIBLE SECURITIES FUND

     The Davis Convertible Securities Fund rose 29.46% (see page 19) on net asset value (Class A shares) and 28.21% (see page 20) on net asset value (Class B shares), compared to a 14.4% gain for the Merrill Lynch Convertible Securities Index* and a lackluster 3.63% rise for the Lehman
Brothers Aggregate Bond Index*.   According to Lipper Analytical Services,
our fund's one-year total returns were good enough to earn first place among convertible securities funds for the Class A Shares, and second place for the Class B shares. We take even more pride in the fact that Lipper also ranked the Class A shares first for the two- and three-year periods ended December 31, 1996. (There were 42 funds in Lipper's convertible securities funds category for the year ended December 31, 1996. For the two- and three-year periods ended December 31, 1996, there were 35 and 27 funds, respectively, in Lipper's convertible securities funds category.) At Davis Selected Advisers, we strive for this kind of superior performance over the long run.

Seeking Equity Market Returns With Less Downside
------------------------------------------------
     Because convertible bonds can be exchanged for common stock of the issuing company, they have features of both stocks and bonds. Our goal with the Davis Convertible Securities Fund is to use them to provide a less risky way of participating in equity market total returns.

     The convertible securities we prefer generally will capture 80% of the underlying equity's appreciation but will have only 50% of the
downside risk should the price of the common stock fall.   One area where
we find such convertible securities is among the businesses we know best at Davis Selected Advisers - namely, financial services. Among our favorites is SunAmerica, a company that has grown by providing retirement products to an aging American populace. Another is First Bank Systems, a regional bank that continues to set the industry standard on cost control.

     The fund's less aggressive nature was also bolstered by our long-standing emphasis on real estate investment trusts (REITs) such as
Bay Apartment Communities, Centerpoint Properties and Patriot American
Hospitality.   Real estate is a separate asset class that is inherently less volatile than the stock market, provides a substantially higher yield and still offers the potential for long-term capital appreciation.
Approximately 26% of the fund's assets were invested in real estate-related securities at year-end.

     Since year-end, we have made several changes to the portfolio. The most significant was an increase in our exposure to energy securities, more specifically to oil service companies such as Devon Energy and Baker
Hughes.   After declining for more than a decade, worldwide demand and prices for oil have returned to levels that make additional exploration worthwhile. While exploration itself is a high-risk business, providing equipment and services for exploration is a fairly stable enterprise with significant cash flows.

     Finally, as we left 1996, a spate of year-end calls on some of our holdings forced us to convert them to common stock. Although the fund strives to maintain an investment in convertible securities of at least 65%, calls on the portfolio's convertible bonds during late December temporarily reduced this percentage to 57.74%. Proceeds from the sale of common stocks received in exchange for the called bonds will be reinvested as soon as is practicable in additional convertible securities from financial, energy, real estate and other companies with significant long-term growth potential.


DAVIS GOVERNMENT BOND FUND

     In the tough bond environment of 1996, our middle-of-the-road, long-term approach to managing the Davis Government Bond Fund paid off. With a one-year total return on net asset value of 3.40% (see page 26), Class A shares of the Davis Government Bond Fund delivered nearly twice the 1.72% average total return for the 170 government bond funds tracked by Lipper Analytical Services.

     During the first half of 1996, fears of an accelerated rate of inflation drove rates up, forcing down bond prices. Yields on the benchmark 30-year U.S. Treasury bond rose from 5.9% to a high of 7.2% in
July.   During the second half, rates for long-term Treasury bonds subsided, ending the year at 6.6% as investors embraced a more reassuring picture of the economy and inflation.

     In light of the persistent volatility in the market, we made a concerted effort to increase the variety of securities in the fund's portfolio and limit changes in the fund's net asset value. In particular, we reduced the fund's proportion of collateralized mortgage obligations
(CMOs) . Using CMOs served the fund well in the first half of the year. However, some CMOs are more volatile than other government bonds and may not participate in bond market rallies.

     We bought callable U.S. agency notes, which accounted for 25% of assets at the end of the period. These securities offer substantial income
and may capture a greater share of the gains in a rising bond market.   We
also purchased a variety of mortgage pass-through certificates which tend to be more price-stable. At year-end, these represented 37% of the portfolio.

     Looking forward, we do not anticipate any major changes to the composition of the portfolio, provided the economy maintains the delicate balance of the past year or so. Absent an extraordinarily positive event (such as progress toward a balanced budget) or a negative one (perhaps a change in foreign activities that affect the purchase of U.S. bonds), we look for steady results and a continuation of our slightly defensive posture.





*The Standard & Poor's 500 Index, the Dow Jones Industrial Average, the Standard & Poor's 400 Midcap Index, the Russell 2000 Index, the Merrill Lynch Convertible Securities Index and the Lehman Brothers Aggregate
Bond Index are unmanaged indices which have no specific investment objective. Investments cannot be made directly into the indices. The Standard & Poor's 500 Index, the Dow Jones Industrial Average, the Standard & Poor's 400 Midcap Index, the Russell 2000 Index and the Merrill Lynch Convertible Securities Index include net dividends reinvested, but do not take into account any sales charge.







Sincerely,






Shelby M.C. Davis
President

February 22, 1996





DAVIS SERIES,INC
DAVIS GROWTH OPPORTUNITY FUND
Portfolio Holdings as of December 31, 1996
===============================================================================

 Chart omitted. Details of chart are as follows:


    Portfolio Makeup          % of Fund Assets
    ----------------          ----------------
    Common Stocks                 96.1%
    Cash & Cash Equivalents        3.9%



Chart omitted. Details of chart are as follows:


    Sector Weightings                  % of Portfolio
    -----------------                  --------------
    Manufacturing                      2.4%
    Capital Equipment                  9.2%
    Insurance                          9.9%
    Restaurants                        5.1%
    Pharmaceuticals				      11.0%
    Diversified Financial Services    13.5%
    Business Services                  1.6%
    Consumer Products                  6.5%
    Technology                        28.1%
    Retail                             2.6%
    Energy                             9.4%
    Other                              0.7%


                                                                    % of
Top 10 Holdings                            Sector                   Fund Assets
-------------------------------------------------------------------------------
Intel Corp                                 Electronics              15.99%
Adaptec, Inc.                              Electronics              10.05%
AFLAC Inc.                                 Insurance                 9.49%
Pfizer, Inc.                               Pharmaceuticals           7.17%
Seitel, Inc.                               Energy                    6.85%
Novellus Systems, Inc.                     Capital Equipment         6.53%
Rac Financial Group, Inc.                  Financial Services        5.92%
Philip Morris Cos., Inc.                   Consumer Products         4.79%
Viragen Inc.                               Pharmaceuticals           3.27%
Federal National Mortgage Association      Financial Services        3.09%




DAVIS SERIES,INC
Davis GROWTH OPPORTUNITY FUND
Portfolio Activity January 1, 1996 through December 31, 1996
==============================================================================================================================


New Positions Added (1/1/96-12/31/96)
(Highlighted positions are those greater than 0.99% of 12/31/96 total net assets)


12/31/96                                                                                      Date of 1st          % of
Security                                      Sector                                           Purchase            Fund Assets
--------                                      ------                                           --------            -----------
Arbatax International, Inc.                   Financial Services                                 6/3/96               1.36%
Associates First Capital Corp., Class A       Financial Services                                 5/7/96               0.13%
Brown & Sharpe Manufacturing, Class A         Manufacturing                                    10/11/96               1.32%
Chrysler Corp                                 Manufacturing                                    10/31/96               0.99%
Garden Botanika Inc.                          Retail                                            5/21/96                 -
IMC Mortgage Co.                              Financial Services                                6/25/96               2.50%
Iomega Corp. Conv., Sub. Notes,
  6.75%, 03/15/01                             Technology                                         3/8/96                 -
Robert Mondavi, Class A                       Consumer Products                                11/25/96               1.01%
Rac Financial Group, Inc.                     Financial Services                                 2/2/96               5.92%
Renaissance Re Holdings Ltd.                  Insurance                                         2/28/96                  -
Riscorp Inc., Class A                         Insurance                                         2/29/96                  -
Viragen Inc.                                  Pharmaceuticals                                   3/20/96               3.27%




Positions Closed (1/1/96-12/31/96)
(Gains and losses greater than $500,000 are highlighted)

                                                                                              Date of Final
Security                                      Sector                                             Sale              Gain/(Loss)
--------                                      ------                                             ----              ----------
Community Care of America Inc.                Health                                            3/28/96             155,838
Garden Botanika Inc.                          Retail                                            9/23/96            (141,958)
Iomega Corp. Conv., Sub. Notes,
  6.75%, 03/15/01                             Technology                                        7/30/96           2,488,358
LaserMaster Technologies, Inc.                Computer Products                                  4/2/96             (22,250)
MediSense Inc.                                Health                                            3/29/96             562,313
Mercer International Inc.                     Pulp and Paper                                   12/12/96             658,385
Micro Component Technology Inc.               Capital Equipment                                 11/5/96            (492,370)
NAI Technologies, Inc.                        Computer Products                                10/28/96             (46,250)
Renaissance Re Holdings Ltd.                  Insurance                                         4/18/96              (5,000)
REX Stores Corp.                              Retail                                           12/19/96            (689,640)
Riscorp Inc., Class A                         Insurance                                         4/30/96              60,875
Teva Pharmaceutical Industries Ltd.           Pharmaceuticals                                   3/22/96             186,737
Transatlantic Holdings Inc.                   Insurance                                         5/20/96             223,764
ValuJet Airlines, Inc.                        Transportation                                    6/17/96          (1,321,045)



DAVIS SERIES,INC.
DAVIS GROWTH OPPORTUNITY FUND
Comparison of Davis Series, Inc. - Davis Growth Opportunity Fund Class A shares and Standard & Poor's 500 Stock Index
===============================================================================
Average Annual Total Return For the Periods ended December 31, 1996.

CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)

One Year...........................................................     13.09%
Life of Class (December 1, 1994
  through December 31, 1996).......................................     25.74%


$10,000 invested over the life of the Class. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Growth Opportunity Fund ("DGOF-A") on December 1, 1994 (inception of Class) and paid a 4 3/4% sales charge. As the chart shows, by December 1, 1996 the value of your investment would have grown to $16,121 - a 61.21% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

Graph omitted- details of graph are as follows:


							Davis Series, Inc. -
							Davis Growth
 Measurement period         Opportunity Fund 	             S&P 500
                                 Class A shares               Index
 ------------------        -------------------            ------------

    FYE 12/01/94                     9,525                    10,000
    FYE 12/31/94                     9,259                    10,254
    FYE 12/31/95                    13,578                    14,103
    FYE 12/31/96            	    16,121	                  17,339


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
Comparison of Davis Series, Inc. - Davis Growth Opportunity Fund Class B shares and Standard & Poor's 500 Stock Index
==========================================================================
Average Annual Total Return For the Periods ended December 31, 1996.

CLASS B SHARES (This calculation includes any applicable contingent deferred sales charge.)

One Year................................................    14.86%
Five Years..............................................    10.98%
Ten Years...............................................    13.91%


$10,000 invested over ten years. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Growth Opportunity Fund ("DGOF-B") on December 31, 1986. As the chart shows, by December 31, 1996 the value of your investment would have grown to $36,832 - a 268.32% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

Graph omitted- details of graph are as follows:


							Davis Series, Inc. -
							Davis Growth
 Measurement period         Opportunity Fund 	          S&P 500
                                 Class B shares        		  Index
    ------------------        -------------------         ---------------

    FYE 12/31/86                    10,000                    10,000
    FYE 12/31/87                    10,455                    10,518
    FYE 12/31/88                    11,555                    12,254
    FYE 12/31/89                    16,183                    16,123
    FYE 12/31/90                    15,420                    15,622
    FYE 12/31/91                    21,731                    20,361
    FYE 12/31/92                    21,107                    21,910
    FYE 12/31/93                    23,461                    24,104
    FYE 12/31/94                    21,486                    24,431
    FYE 12/31/95                    31,250                    33,580
    FYE 12/31/96            	    36,832	                  41,269


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.



DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
Portfolio Holdings as of December 31, 1996
==========================================================================


Chart omitted. Details of chart are as follows:


    Portfolio Makeup          % of Fund Assets
    ----------------          ----------------

    Bonds                          1.0%
	Common Stocks			      94.0%
    Cash & Cash Equivalents        5.0%



Chart omitted. Details of chart are as follows:


    Sector Weightings                  % of Portfolio
    -----------------                  --------------

    Restaurants                        2.1%
    Diversified Financial Services    22.4%
    Consumer Products                  4.7%
    Banking		                      22.6%
    Manufacturing				       2.0%
    Energy                             3.7%
    Insurance                         32.6%
    Technology                         7.3%
    Other                              2.6%

                                                                    % of
Top 10 Holdings                  Sector                          Fund Assets
----------------------------------------------------------------------------

Travelers Group Inc.             Financial Services              4.23%
Intel Corp.                      Technology                      4.07%
General RE Corp.                 Insurance                       4.06%
American Express Co.             Financial Services              3.61%
Morgan Stanley Group Inc.        Financial Services              3.11%
SunAmerica, Inc.                 Financial Services              3.10%
Transatlantic Holdings, Inc.     Insurance                       2.99%
Philip Morris Cos., Inc.         Consumer Products               2.92%
TCF Financial Corp.              Banks and Savings & Loan
                                 Associations                    2.87%
Progressive Corp. (Ohio)         Insurance                       2.62%


DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
Portfolio Activity January 1, 1996 through December 31, 1996
========================================================================================================
New Positions Added (1/1/96-12/31/96)
(Highlighted positions are those greater than 0.99% of 12/31/96 total net assets)


                                                                    Date of 1st            % of 12/31/96
Security                                   Sector                   Purchase                Fund Assets
Adobe Systems Inc.                         Technology                5/7/96                     -
Allied Group, Inc.                         Insurance                10/7/96                   1.64%
Allmerica Property & Casuality Corp.       Insurance                8/22/96                     -
Allstate Corp                              Insurance                10/9/96                   1.50%
Applied Materials, Inc.                    Technology                3/1/96                     -
Archer-Daniels-Midland Co.                 Agriculture              9/30/96                   0.95%
Associates First Capital Corp. Class A     Financial Services        5/7/96                     -
Cincinnati Financial Corp.                 Insurance                 6/4/96                   1.46%
Cincinnati Financial Corp., Sr.
  Deb., 5.50%, 05/01/02                    Insurance               10/18/96                   0.94%
Dean Witter, Discover & Co.                Financial Services        2/8/96                   1.14%
Executive Risk, Inc.                       Insurance                1/18/96                   0.64%
General Re Corp.                           Insurance                10/4/96                   4.06%
Guinness PLC ORD                           Beverages                2/21/96                   1.55%
Halliburton Co.                            Energy                   10/1/96                   1.04%
Komag Inc.                                 Technology              12/13/96                   1.17%
Martin Marietta Materials Inc.             Building Materials      10/17/96                   1.51%
Novellus Systems, Inc.                     Technology                4/2/96                   1.64%
Nuernberger Beteil AG AKT LIT A            Insurance               10/25/96                   0.70%
Philip Morris Cos., Inc.                   Consumer Products        11/4/96                   2.92%
Travelers/Aetna Property Casuality Corp.
  Class A                                  Insurance                4/22/96                     -


Positions Closed (1/1/96-12/31/96)
(Gains and losses greater than $500,000 are highlighted)

                                                                                           Date of Final           Gain/
Security                                            Sector                                    Sale                (Loss)
--------                                            ------                                -------------           -----------
Adobe Systems Inc.                                  Technology                               9/20/96                (222,769)
Allmerica Property & Casuality Corp.                Insurance                               12/18/96                  78,360
Amerada Hess Corp.                                  Energy                                    7/9/96                 219,456
Applied Materials, Inc.                             Technology                               6/17/96                 (22,576)
Associates First Capital Corp. Class A              Financial Services                       5/24/96                  27,191
Cirrus Logic, Inc.                                  Computer Products                         4/2/96                 135,313
Duracraft Corp.                                     Consumer Products                        2/12/96                 946,875
Electronic Arts Inc.                                Computer Products                         5/7/96                 179,999
Equitable of Iowa Cos.                              Financial Services                      10/18/96                 250,843
NAC RE Corp                                         Insurance                               10/17/96                 286,812
Republic New York Corp.                             Banks and Savings & Loan Associations   10/17/96                 760,928
The Seagram Co. Ltd.                                Consumer Products                        10/2/96                  65,019
Transport Holdings Inc., Class A                    Transportation                            3/1/96                   6,663
Travelers/Aetna Property Casuality Corp. ClassA     Insurance                                 5/7/96                   6,891
United Asset Management Corporation                 Financial Services                      12/17/96                 261,327



DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
Comparison of Davis Series, Inc. - Davis Financial Fund Class A shares and Standard & Poor's 500 Stock Index
==========================================================================
Average Annual Total Return For the Periods ended December 31, 1996.

CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)
One Year.....................................................     25.28%
Life of Class (May 1, 1991 through December 31, 1996)........     23.93%

$10,000 invested over the life of the Fund. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Financial Fund ("DFF-A") on May 1, 1991 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1996 the value of your investment would have grown to $33,780 - a 237.80% increase on your initial investment.
For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

Graph omitted- details of graph are as follows:


							Davis Series, Inc. -
 Measurement period         Davis Financial Fund 	      S&P 500
                                 Class A shares        		  Index
 ------------------        -------------------           -------------

    FYE 05/01/91                     9,525                    10,000
    FYE 12/31/91                    11,733                    11,359
    FYE 12/31/92                    15,567                    12,224
    FYE 12/31/93                    17,927                    13,448
    FYE 12/31/94                    17,068                    13,630
    FYE 12/31/95                    25,689                    18,734
    FYE 12/31/96            	    33,780	                  23,024


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends
reinvested, but does not take into account any sales charge.   Investments
cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.



DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
Comparison of Davis Series, Inc. - Davis Financial Fund Class B shares and Standard & Poor's 500 Stock Index

Average Annual Total Return For the Periods ended December 31, 1996.
===============================================================================
CLASS B SHARES (This calculation includes any applicable contingent deferred sales charge.)

One Year.......................................................   27.29%
Life of Class (December 27, 1994 through December 31, 1996)....   37.32%

$10,000 invested over the life of the Class. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Financial Fund ("DFF-B") on December 27, 1994 (inception of Class). As the chart shows, by December 31, 1996 the value of your investment (less applicable contingent deferred sales charges) would have grown to $18,938 - a 89.38% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

Graph omitted- details of graph are as follows:



							Davis Series, Inc. -
 Measurement period         Davis Financial Fund 	      S&P 500
                                 Class B shares        		  Index
    ------------------        -------------------         ---------------

    FYE 12/27/94                    10,000                    10,000
    FYE 12/31/94                     9,910                     9,934
    FYE 12/31/95                    14,766                    13,663
    FYE 12/31/96            	    18,938	                  16,798


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends
reinvested, but does not take into account any sales charge.   Investments
cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


DAVIS SERIES INC.
DAVIS CONVERTIBLE SECURITIES FUND
Portfolio Holdings as of December 31, 1996
===============================================================================

Chart omitted. Details of chart are as follows:

    Portfolio Makeup          % of Fund Assets
    ----------------          ----------------


    Preferred Stocks              31.5%
	Bonds						  26.2%
	Common Stocks	              40.3%
    Cash & Cash Equivalents        2.0%



Chart omitted. Details of chart are as follows:


    Sector Weightings                  % of Portfolio
    -----------------                  --------------

    [S]                               [C]
    Energy                             5.9%
    Insurance                         20.5%
    Manufacturing                      1.0%
    Real Estate		                  26.5%
    Diversified Financial Services     3.5%
    Consumer Products                  2.2%
    Banking                           18.2%
    Technology                         2.7%
	Retail                             7.2%
    Other                             12.3%


                                                                                                                  % of
Top 10 Holdings                                                              Sector                             Fund Assets
---------------------------------------------------------------------------------------------------------------------------
First Bank Systems, Inc.                                                     Banks and Savings &
                                                                               Loan Associations                  5.86%
Morgan Stanley Group Inc. - Citicorp, Conv. Pfd                              Banks and Savings &
                                                                               Loan Associations                  5.82%
Equitable Companies Inc., Conv. Sub. Deb., 6.125% 12/15/24                   Insurance                            5.58%
Vornado Realty Trust                                                         Retail                               4.24%
Travelers Group Inc.                                                         Insurance                            3.60%
Sunamerica Inc., Depository Shares, $2.78, Ser D Conv. Pfd                   Insurance                            3.34%
Bay Apartment Communities, Inc.                                              Multi-Family Housing                 3.31%
Crescent Real Estate Equity                                                  Industrial                           3.18%
American Travelers Corp., Conv. Sub. Deb., 6.50% 10/1/05                     Insurance                            2.85%
Centerpoint Properties Corp.                                                 Industrial                           2.72%


DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
Portfolio Activity January 1, 1996 through December 31, 1996
=============================================================================================================================


New Positions Added (1/1/96-12/31/96)
(Highlighted Positions are those greater than 0.99% of Total
Assets)

                                                                                      Date of 1st               % of 12/31/96
Security                                             Sector                            Purchase                   Fund Assets
-----------------------------------------------------------------------------------------------------------------------------
AirTouch Communications, Inc., 4.25%,
  Ser. C Conv. Pfd                                   Communications                    9/12/96                       1.19%
American Travelers Corp., Conv. Sub.
  Deb., 6.50% 10/1/05                                Insurance                         4/15/96                       2.85%
Aon Corporation                                      Insurance                        10/31/96                         -
Bank of New York Co.                                 Banks and Savings
                                                       & Loan Associations             8/15/96                       2.67%
Cincinnati Financial Corp.
  Conv. Deb., 5.50% 10/25/96                         Insurance                        10/22/96                       1.87%
Morgan Stanley Group Inc. - Citicorp,                Banks and Savings
  Conv. Pfd                                          & Loan Associations                2/1/96                       5.82%
Crescent Real Estate Equity                          Industrial                        9/26/96                       3.18%
Debartolo Realty Corp.                               Retail                            4/10/96                         -
Delta Airlines, Inc.                                 Transportation                    7/11/96                         -
Devon Financial Trust                                Financial                        10/31/96                       1.30%
Valhi Inc., Conv. Sub. Deb., 0.01% 10/20/07          Management Services              10/24/96                       0.60%
First Bank System, Inc.                              Banks and Savings
                                                       & Loan Associations            12/27/96                       5.86%
General Instruments Corp., Conv. Jr.
  Sub., 5.00%, 6/15/00                               Communications                    6/21/96                         -
Hilton Hotel Corp., Conv. Sub.
  Note, 5.00% 5/15/06                                Hotels                            5/10/96                       1.46%
Home Depot Inc., Conv. Sub.
  Deb., 3.25% 10/1/01                                Retail                            9/27/96                       0.31%
Host Marriott Services, Inc.                         Hotels & Lodging                   1/2/96                         -
Insignia Financial Group                             Financial                        10/28/96                       0.33%
Irvine Apartment Communities, Inc.                   Multi-Family Housing              4/19/96                       0.70%
James River Corp.                                    Pulp & Paper                      2/28/96                         -
Loral Space & Communications, Inc.,
  6.00% Conv. Pfd                                    Communications                    11/1/96                       1.44%
Masco Corp., Conv. Sub. Deb., 5.25% 2/15/12          Building & Home Products         12/27/96                       1.30%
Noble Affiliates, Inc.                               Energy                            11/1/96                       2.10%
Noble Drilling Corp.                                 Oil & Gas                         6/19/96                       1.00%
Orbital Sciences Corp.                               Aerospace                         8/14/96                         -
Phycor Inc., Conv. Sub. Deb., 4.50% 2/15/03          Medical Services                   2/7/96                       0.32%
Public Storage, Inc.                                 Self Storage                       5/7/96                       2.27%
RJR Nabisco Holdings                                 Consumer Products                11/11/96                       2.17%
Rouse Co., Conv. Sub. Deb., 5.75% 7/23/02            Retail                            9/12/96                       1.21%
Sanifill, Inc. Conv. Sub. Deb. 5.00% 3/1/06          Industrial                         3/4/96                         -

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
Portfolio Activity January 1, 1996 through December 31, 1996 - Continued
==============================================================================================================================

New Positions Added (1/1/96-12/31/96) - Continued
(Highlighted Positions are those greater than 0.99% of Total Assets)


12/31/96                                                                               Date of 1st               % of
Security                                             Sector                            Purchase                  Fund Assets
----------------------------------------------------------------------------------------------------------------------------
Security Capital Industrial 7% Pfd                   Industrial                          2/24/96                   0.70%
Security Capital Pacific Trust Ser. A Conv. Pfd      Multi-Family Housing                5/10/96                   0.98%
Simon DeBartolo Group Inc.                           Industrial                          8/12/96                     -
SunAmerica, Inc.,Depository Shares,
  $2.78, Ser. D Conv. Pfd                            Insurance                            1/2/96                   3.34%
Tenet Healthcare Corp. Sub. Notes 6% 12/1/05         Industrial                           1/5/96                     -
Thermo Fibergen, Inc.                                Pulp & Paper                        9/13/96                     -
Travelers Group, Inc.                                Insurance                           7/30/96                   3.60%
U S Office Products Co., Conv. Sub.
  Note, 5.50% 2/1/01                                 Office Supplies                      2/7/96                   1.26%
Unocal Corp., $3.50, Conv. Pfd                       Energy                               9/5/96                   1.64%

Positions Closed (1/1/96-12/31/96)
(Gains and losses greater than $500,000 are highlighted)
Security                                             Sector                            Date of Final Sale        Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------
Allegheny Ludlum  Corp., Conv.,
  5.875% 3/15/02                                     Metals & Mining                     1/2/96                    (41,745)
Amoco Corp.                                          Energy                            12/30/96                    250,882
AMR Corp., Conv. Sub. Qtrly.
  Income Cap. Sec's., 6.125% 11/1/24                 Transportation                     6/30/96                     49,535
Aon Corporation                                      Insurance                          11/5/96                     66,294
Barnett Banks, Inc.                                  Banks and Savings
                                                       & Loan Associations             12/30/96                    510,670
Camden Property Trust                                Apartments                        10/24/96                     62,838
Chelsea GCA Realty Inc.                              Retail                             3/11/96                     20,640
Citicorp, $5.375, Ser. 13 Conv. Pfd                  Banks and Savings
                                                       & Loan Associations               2/1/96                  1,781,653
Delta Airlines, Inc.                                 Transportation                     10/2/96                    201,617
Equitable Cos. Inc.                                  Insurance                          4/16/96                     25,407
Gables Residential Trust                             Multi-Family Housing               3/11/96                     29,326
General Instruments Corp., Conv. Jr.
  Sub., 5.00%, 6/15/00                               Communications                     9/12/96                     16,491
Host Marriott Corp.                                  Hotels & Lodging                  11/21/96                    352,630
Host Marriott Services, Inc.                         Hotels & Lodging                    1/9/96                     12,494
James River Corp.                                    Pulp & Paper                       2/29/96                      1,936
James River Corp. of Virginia, 9.00%,
  Ser. P Conv. Pfd                                   Pulp & Paper                       9/12/96                     34,389



DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
Portfolio Activity January 1, 1996 through December 31, 1996 - Continued
==========================================================================================================================

Positions Closed (1/1/96-12/31/96) - Continued
(Gains and losses greater than $500,000 are highlighted)


Stock/Bond                                           Sector                            Date of Final Sale        Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------
Legg Mason, Inc., Conv. Sub.
  Deb., 5.25% 5/1/03                                 Financial Services                 5/3/96                      92,125
Legg Mason, Inc.                                     Financial Services                1/17/96                      77,927
NAC Re Corp.                                         Insurance                         7/17/96                       8,077
Oasis Residential, Inc.                              Multi-Family Housing              5/21/96                     (52,468)
Orbital Sciences Corp.                               Aerospace                        10/25/96                     118,042
Public Storage, Inc.                                 Self Storage                      5/10/96                     220,599
Riverwood International Corp., Conv.
  Sub. Note, 6.75% 9/15/03                           Pulp & Paper                      5/10/96                      44,948
Rouse Co., 6.50%, Ser. A Conv. Pfd                   Real Estate                       9/12/96                     173,664
Sanifill, Inc. Conv. Sub. Deb. 5.00% 3/1/06          Industrial                        4/12/96                     (14,375)
Simon DeBartolo Group Inc.                           Industrial                        11/5/96                      57,103
Sovran Self Storage, Inc.                            Self Storage                      11/5/96                     102,986
Storage Trust Realty                                 Self Storage                      11/5/96                      32,925
SunAmerica, Inc.                                     Insurance                         6/11/96                     347,687
Tenet Healthcare Corp. Sub. Notes 6% 12/1/05         Industrial                         1/5/96                      12,500
Texas Instruments, Inc., Conv. Sub.
  Deb.,  2.75% 9/29/02                               Electronics                       3/14/96                     105,628
Thermo Fibergen, Inc.                                Pulp & Paper                      9/13/96                       6,945
Transport Holdings, Inc., Class A                    Insurance                          1/9/96                       1,426
VSLI Technology Inc., Conv. Sub.
  Note, 8.25% 10/1/05                                Electronics                      11/21/96                      (6,000)



DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
Comparison of Davis Series, Inc. - Davis Convertible Securities Fund Class
A shares and Standard & Poor's 500 Stock Index
=============================================================================
Average Annual Total Return For the Periods ended December 31, 1996.

CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)
One Year..........................................................     23.30%
Life of Class (May 1, 1992
  through December 31, 1996)......................................     15.12%

$10,000 invested over the life of the Fund. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Convertible Securities Fund ("DCSF-A") on May 1, 1992 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1996 the value of your investment would have grown to $19,308 - a 93.08% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

Graph omitted- details of graph are as follows:


							Davis Series, Inc. -
							Davis Convertible
 Measurement period         Securities Fund 	      	  S&P 500
                                 Class A shares        		  Index
    ------------------        -------------------         ---------------

    FYE 05/01/92                     9,525                    10,000
    FYE 12/31/92                    10,764                    10,723
    FYE 12/31/93                    12,621                    11,796
    FYE 12/31/94                    11,773                    11,956
    FYE 12/31/95                    14,914                    16,434
    FYE 12/31/96            	    19,308	                  20,197



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends
reinvested, but does not take into account any sales charge.   Investments
cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
Comparison of Davis Series, Inc. - Davis Convertible Securities Fund Class
B shares and Standard & Poor's 500 Stock Index
=============================================================================
Average Annual Total Return For the Periods ended December 31, 1996.

CLASS B SHARES (This calculation includes any applicable contingent deferred sales charge.)

One Year..........................................................    25.12%
Life of Class (February 3, 1995
  through December 31, 1996)......................................    25.30%

$10,000 invested over the life of the Class. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Convertible Securities Fund ("DCSF-B") on February 3, 1995 (inception of Class). As the chart shows, by December 31, 1996 the value of your investment (less applicable contingent deferred sales charges) would have grown to $15,384 - a 53.84% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

Graph omitted- details of graph are as follows:


							Davis Series, Inc. -
							Davis Convertible
 Measurement period         Securities Fund 	      	  S&P 500
                                 Class B shares        		  Index
    ------------------        -------------------         ---------------

    FYE 02/03/95                    10,000                    10,000
    FYE 12/31/95                    12,233                    13,176
    FYE 12/31/96            	    15,384	                  16,199



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends
reinvested, but does not take into account any sales charge.   Investments
cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


DAVIS SERIES, INC.
Davis REAL ESTATE FUND
Portfolio Holdings as of December 31, 1996
=============================================================================


Chart omitted. Details of chart are as follows:


    Portfolio Makeup          % of Fund Assets
    ----------------          ----------------

    Preferred Stocks               1.2%
	Common Stocks				  89.8%
	Bonds	                       1.6%
    Cash & Cash Equivalents        7.4%



Chart omitted. Details of chart are as follows:


    Sector Weightings                  % of Portfolio
    -----------------                  --------------

    Insurance                          0.9%
    Real Estate                       84.0%
    Hotels & Lodging		          14.0%
    Other                              1.1%

                                                                                       % of
Top 10 Holdings                                      Sector                            Fund Assets
--------------------------------------------------------------------------------------------------
Cali Realty Corp.                                    Office Space (REIT)               5.38%
Patriot American Hospitality Inc.(REIT)              Hotels & Lodging (REIT)           5.20%
Bay Apartment Communities, Inc.                      Apartments (REIT)                 4.03%
Crescent Real Estate Equities, Inc.                  Office Space (REIT)               3.96%
Reckson Associates Realty Corp.                      Industrial (REIT)                 3.59%
Simon DeBartolo Group Inc.                           Industrial (REIT)                 3.47%
Public Storage, Inc.                                 Storage (REIT)                    3.34%
Essex Property Trust                                 Industrial (REIT)                 3.01%
Centerpoint Properties Corp.                         Industrial (REIT)                 3.01%
Vornado Realty Trust                                 Retail (REIT)                     2.84%


DAVIS SERIES, INC.
Davis REAL ESTATE FUND
Portfolio Activity - January 1, 1996 through December 31, 1996
===================================================================================================

New Positions Added (1/1/96-12/31/96)
 (Highlighted Positions are those greater than 0.99% of Total Assets)


12/31/96                                                                               Date of 1st               % of
Security                                             Sector                              Purchase             Fund Assets
-------------------------------------------------------------------------------------------------------------------------
Ambassador Apartments Inc.                           Apartments (REIT)              10/29/96                    0.98%
Arden Realty Group, Inc.                             Office Space (REIT)             10/3/96                      -
Bedford Property Investments                         Industrial (REIT)               11/7/96                    0.94%
Boykin Lodging Co.                                   Hotels & Lodgig                10/30/96                      -
CarrAmerican Realty Corp.                            Industrial (REIT)               7/18/96                    1.42%
Developers Diversified Realty                        Industrial (REIT)                7/9/96                    0.90%
Essex Property Trust                                 Industrial (REIT)                8/8/96                    3.01%
FelCor Suites Hotels,  Inc.                          Hotels & Lodging (REIT)         2/13/96                    2.01%
First Industrial Realty Trust                        Industrial (REIT)              10/22/96                    1.48%
Heartstream, Inc.                                    Medical Instruments             1/31/96                      -
Homestead Village Properties Inc.                    Hotels & Lodging(REIT)         11/13/96                    0.14%
Homestead Village Properties Inc. Warrants           Hotels & Lodging               11/13/96                    0.00%
Host Marriott Services Corp.                         Hotels & Lodging                 1/2/96                      -
Interstate Hotels Company                            Hotels & Lodging                6/19/96                      -
Jameson Inns Inc.                                    Hotels & Lodging               12/17/96                    1.10%
Kaufman & Broad Home Corp.                           Construction                    1/31/96                    0.40%
Mid-America Apartment Communities, Inc.              Apartments(REIT)                1/26/96                      -
Parkway Properties Inc.                              Apartments (REIT)              12/18/96                    0.51%
Prentiss Properties Trust                            Office Space (REIT)            10/17/96                      -
Regency Realty Corp.                                 Retail (REIT)                   6/12/96                    1.07%
Simon De Bartolo Group, Inc.                         Industrial (REIT)                5/7/96                    3.47%
Spieker Properties Group                             Industrial (REIT)              12/19/96                    0.58%
Starwood Lodging Trust                               Hotels & Lodging (REIT)          8/2/96                    1.27%
Storage USA Inc.                                     Storage (REIT)                   3/1/96                    0.61%
Urban Shopping Centers Inc.                          Retail (REIT)                  11/20/96                    1.41%
Weeks Corp.                                          Industrial (REIT)                6/5/96                    0.97%


Positions Closed (1/1/96-12/31/96)

Security                                             Sector                            Date of Final Sale        Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------
Apartment Investment & Management Co.,
  Class A                                            Apartments (REIT)               6/25/96                  (10,612)
Arden Realty Group, Inc.                             Office Space (REIT)             10/4/96                   24,393
Boykin Lodging Co.                                   Hotels & Lodging               10/30/96                     (910)
Capstead Mortgage Corp.                              Mortgage (REIT)                 7/10/96                  226,651
Capstone Capital Corp.                               Healthcare (REIT)                7/3/96                   41,849
Heartstream, Inc.                                    Medical Instruments             1/31/96                    1,500
Host Marriott Services Corp.                         Hotels & Lodging                 1/9/96                    5,343



DAVIS SERIES, INC.
Davis REAL ESTATE FUND
Portfolio Activity - January 1, 1996 through December 31, 1996 -Continued
============================================================================================================================
Positions Closed (1/1/96-12/31/96) - Continued


Secutity                                             Sector                            Date of Final Sale        Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------
Interstate Hotels Company                            Hotels & Lodging                        6/28/96            4,071
Merry Land & Investment Co., Inc.                    Apartments (REIT)                       8/16/96           46,307
Merry Land & Investment Co., Inc. $1.75,
  Ser. A Conv. Pfd.                                  Apartments (REIT)                       6/28/96            1,365
Mid-America Apartment Communities, Inc.              Apartments (REIT)                       9/16/96           (9,530)
Prentiss Properties Trust                            Office Space (REIT)                    10/17/96           11,893
Shurgard Storage Centers Inc., Class A               Storage (REIT)                           8/1/96           44,776

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
Comparison of Davis Series, Inc. - Davis Real Estate Fund Class A shares and Standard & Poor's 500 Stock Index
=============================================================================
Average Annual Total Return For the Period ended December 31, 1996.

CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)
One Year........................................................    30.54%
Life of Class (January 3, 1994
through December 31, 1996)......................................    18.50%

$10,000 invested over the life of the Fund. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Real Estate Fund ("DREF-A") on January 3, 1994 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1996 the value of your investment would have grown to $16,625 - a 66.25% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

Graph omitted- details of graph are as follows:


							Davis Series, Inc. -
 Measurement period         Davis Real Estate Fund 	         S&P 500
                                 Class A shares        		  Index
 ------------------        -------------------           -------------

    FYE 01/02/94                     9,525                    10,000
    FYE 12/31/94                    10,306                    10,136
    FYE 12/31/95                    12,131                    13,931
    FYE 12/31/96            	    16,625	                  17,121



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends
reinvested, but does not take into account any sales charge.   Investments
cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
Comparison of Davis Series, Inc. - Davis Real Estate Fund Class B shares and Standard & Poor's 500 Stock Index
==========================================================================
Average Annual Total Return For the Period ended December 31, 1996.

CLASS B SHARES (This calculation includes any applicable contingent deferred sales charge.)

One Year........................................................    32.75%
Life of Class (December 27, 1994
through December 31, 1996)......................................    25.10%

$10,000 invested over the life of the Class. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Real Estate Fund ("DREF-B") on December 27, 1994 (inception of Class). As the chart shows, by December 31, 1996 the value of your investment (less applicable contingent deferred sales charges) would have grown to $15,997 - a 59.97% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

Graph omitted- details of graph are as follows:


							Davis Series, Inc. -
 Measurement period         Davis Real Estate Fund 	         S&P 500
                                 Class B shares        		  Index
 ------------------        -------------------          -------------

    FYE 12/27/94                    10,000                    10,000
    FYE 12/31/94                    10,089                     9,934
    FYE 12/31/95                    11,784                    13,663
    FYE 12/31/96            	    15,997	                  16,798


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends
reinvested, but does not take into account any sales charge.   Investments
cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
Comparison of Davis Series, Inc. - Davis Government Bond Fund Class A
shares and the Lehman Brothers Intermediate Term U.S. Treasury
Securities Index
=============================================================================
Average Annual Total Return For the Periods ended December 31, 1996.

CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)
One Year........................................................      (1.53%)
Life of Class (December 1, 1994
through December 31, 1996)......................................       4.81%

$10,000 invested over the life of the Class. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Government Bond Fund ("DGBF-A") on December 1, 1994 (inception of Class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1996 the value of your investment would have grown to $11,029 - a 10.29% increase on your initial investment. For comparison, the Lehman Brothers Intermediate
Term U.S. Treasury Securities Index is also presented on the chart below.

Graph omitted- details of graph are as follows:


					      Davis Series, Inc. -		  Lehman Brothers
                          Davis Government 			  Intermediate Term U.S.
 Measurement period       Bond Fund 	              Treasury Securities
                          Class A shares                     Index
 ------------------       -------------------         ---------------------

    FYE 12/01/94               9,525                      10,000
    FYE 12/31/94               9,539                      10,032
    FYE 12/31/95              10,666                      11,485
    FYE 12/31/96              11,029	                  11,941





The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective.
Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
Comparison of Davis Series, Inc. - Davis Government Bond Fund Class B
shares and the Lehman Brothers Intermediate Term U.S. Treasury
Securities Index
===============================================================================
Average Annual Total Return For the Periods ended December 31, 1996.

CLASS B SHARES (This calculation includes any applicable contingent deferred sales charge.)

One Year.............................................................   (0.11%)
Five Years...........................................................    3.84%
Ten Years............................................................    5.33%

$10,000 invested over ten years. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Government Bond Fund ("DGBF-B") on December 31, 1986. As the chart shows, by December 31, 1996 the value of your investment would have grown to $16,818 - an 68.18% increase on your initial investment.

For comparison, the Lehman Brothers Intermediate
Term U.S. Treasury Securities Index is also presented on the chart below.

Graph omitted- details of graph are as follows:


							Davis Series, Inc. -		  Lehman Brothers
							Davis Government 			  Intermediate Term U.S.
 Measurement period         Bond Fund 	                  Treasury Securities
                                 Class B shares               Index
    ------------------        -------------------         ---------------

    FYE 12/31/86                    10,000                    10,000
    FYE 12/31/87                    10,026                    10,361
    FYE 12/31/88                    10,599                    11,024
    FYE 12/31/89                    11,601                    12,422
    FYE 12/31/90                    12,310                    13,610
    FYE 12/31/91                    13,832                    15,534
    FYE 12/31/92                    14,406                    16,617
    FYE 12/31/93                    14,938                    17,989
    FYE 12/31/94                    14,793                    17,621
    FYE 12/31/95                    16,363                    20,173
    FYE 12/31/96            	    16,818	                  20,973


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective.
Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT december 31, 1996
DAVIS GROWTH OPPORTUNITY FUND

                                                                                                                           VALUE
SHARES                                                                                                                   (NOTE 1)
================================================================================================================================
COMMON STOCK - (96.09%)

  BUSINESS SERVICES - (1.51%)
     113,000     Thomas Group, Inc.<F1>..........................................................................   $   1,002,875
                                                                                                                    -------------

  CAPITAL EQUIPMENT - (8.87%)
      31,200     ASM Lithography Holdings N.V.<F1>...............................................................       1,556,100
      80,100     Novellus Systems, Inc.<F1>......................................................................       4,340,419
                                                                                                                    -------------
                                                                                                                        5,896,519
                                                                                                                    -------------
  CONSUMER PRODUCTS - (6.21%)
      28,300     Philip Morris Cos., Inc.........................................................................       3,187,287
      18,500     Robert Mondavi, Class A<F1>.....................................................................         670,625
     135,000     Score Board, Inc.<F1>...........................................................................         270,000
                                                                                                                    -------------
                                                                                                                        4,127,912
                                                                                                                    -------------
  ELECTRONICS - (26.96%)
     166,800     Adaptec, Inc.<F1>...............................................................................       6,682,425
      81,200     Intel Corp......................................................................................      10,632,125
       9,600     Texas Instruments, Inc..........................................................................         612,000
                                                                                                                    -------------
                                                                                                                       17,926,550
                                                                                                                    -------------
  ENERGY - (9.05%)
      22,700     Anadarko Petroleum Corp.........................................................................       1,469,825
     113,800     Seitel, Inc.<F1>................................................................................       4,552,000
                                                                                                                    -------------
                                                                                                                        6,021,825
                                                                                                                    -------------
  FINANCIAL SERVICES - (13.00%)
     132,000     Arbatax International, Inc.<F1>.................................................................         904,200
       2,000     Associates First Capital Corp...................................................................          88,250
      55,200     Federal National Mortgage Association...........................................................       2,056,200
      50,000     IMC Mortgage Co.<F1>............................................................................       1,662,500
     189,100     Rac Financial Group, Inc.<F1>...................................................................       3,935,644
                                                                                                                    -------------
                                                                                                                        8,646,794
                                                                                                                    -------------
  INSURANCE - (9.49%)
     147,675     AFLAC Inc.......................................................................................       6,313,106
                                                                                                                    -------------

  MANUFACTURING - (2.31%)
      62,675     Brown & Sharpe Manufacturing, Class A...........................................................         877,450
      20,000     Chrysler Corp...................................................................................         660,000
                                                                                                                    -------------
                                                                                                                        1,537,450
                                                                                                                    -------------

  PHARMACEUTICALS - (10.58%)
       2,000     Johnson & Johnson...............................................................................          99,500
      57,500     Pfizer, Inc.....................................................................................       4,765,312
     415,000     Viragen Inc.<F1>................................................................................       2,172,266
                                                                                                                    -------------
                                                                                                                        7,037,078
                                                                                                                    -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT December 31, 1996
DAVIS GROWTH OPPORTUNITY FUND - Continued
                                                                                                                           VALUE
SHARES/PRINCIPAL                                                                                                          (NOTE 1)
================================================================================================================================
COMMON STOCK - Continued

  RESTAURANT - (4.94%)
     204,000     DAKA International, Inc.<F1>....................................................................   $   1,950,750
      56,000     IHOP Corp.<F1>..................................................................................       1,337,000
                                                                                                                    -------------
                                                                                                                        3,287,750
                                                                                                                    -------------
    RETAIL - (2.51%)
     192,000     Garden Ridge Corp.<F1>..........................................................................       1,668,000
                                                                                                                    -------------

  TELECOMMUNICATIONS - (0.66%)
      70,000     TII Industries, Inc.<F1>........................................................................         437,500
                                                                                                                    -------------

                      Total Common Stock - (identified cost $31,317,120).........................................      63,903,359
                                                                                                                    -------------

SHORT TERM - (3.70%)
$  2,460,000     State Street Bank and Trust Company Repurchase Agreement, 5.50%, 01/02/97,
                   dated 12/31/96, repurchase value of $2,460,752 (collateralized by
                   $2,510,000 par value U.S. Treasury Notes, 4.75%, 08/31/98, market
                   value $2,510,178) (identified cost $2,460,000)................................................       2,460,000
                                                                                                                    -------------


                 TOTAL INVESTMENTS _ (99.79%) - (identified cost $33,777,120) -<F12>.............................      66,363,359
                 OTHER ASSETS LESS LIABILITIES - (0.21%).........................................................         137,603
                                                                                                                    -------------
                      NET ASSETS - (100%)........................................................................   $  66,500,962
                                                                                                                    =============

<F1>  Non-Income Producing Security.

<F2>  Aggregate cost for Federal Income Tax purposes is $33,777,120.  At December 31,  1996 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                Unrealized appreciation..........................................................................   $  35,448,897
                Unrealized depreciation..........................................................................      (2,862,658)
                                                                                                                    -------------
                     Net unrealized appreciation.................................................................   $  32,586,239
                                                                                                                    =============







See Notes to Financial Statements.



DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT December 31, 1996
DAVIS GOVERNMENT BOND FUND

                                                                                                                           VALUE
PRINCIPAL                                                                                                                (NOTE 1)
================================================================================================================================
FEDERAL HOME LOAN MORTGAGE CORPORATION - MORTGAGE POOLS - (14.50%)
$     46,654     9.00%, 07/01/01.................................................................................   $      48,025
     449,118     8.50%, 08/01/01.................................................................................         466,099
     106,831     9.00%, 08/01/02.................................................................................         110,705
      37,400     8.50%, 12/01/02.................................................................................          37,716
      28,281     9.00%, 06/01/03.................................................................................          29,113
     121,939     9.25%, 01/01/04.................................................................................         126,475
   1,111,000     6.50%, 01/01/04.................................................................................       1,101,623
       6,690     9.25%, 11/01/07.................................................................................           6,900
     127,953     9.25%, 09/01/08.................................................................................         134,551
     105,805    10.00%, 07/01/09.................................................................................         113,278
   1,241,663     6.50%, 07/01/11.................................................................................       1,219,165
      50,984     9.00%, 07/01/16.................................................................................          54,076
     257,010     9.00%, 08/01/16.................................................................................         271,146
     278,177     9.00%, 01/01/17.................................................................................         294,954
     200,735     9.00%, 03/01/17.................................................................................         211,652
      77,061     9.00%, 08/01/17.................................................................................          81,757
      41,834     9.50%, 12/01/19.................................................................................          45,037
     146,358     9.50%, 02/01/20.................................................................................         156,725
                                                                                                                    -------------
                        Total FHLMC - (identified cost $4,519,851)...............................................       4,508,997
                                                                                                                    -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - (2.87%)
      20,202    12.00%, 12/01/00.................................................................................          21,149
      86,052     9.75%, 02/01/04.................................................................................          89,736
     184,888    10.25%, 10/01/09.................................................................................         201,961
      66,783    10.75%, 07/01/13.................................................................................          74,599
     317,510     9.25%, 10/01/16.................................................................................         340,727
     113,150    8.078%, 09/01/19<F2>.............................................................................         116,952
      43,898     7.72%, 03/01/24<F2>.............................................................................          46,253
                                                                                                                    -------------
                        Total FNMA - (identified cost $868,661)..................................................         891,377
                                                                                                                    -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - (19.37%)
      57,055     6.00% with various maturities to 2024...........................................................          58,111
      43,967     6.50% with various maturities to 2023...........................................................          44,909
   1,224,743     7.00% with various maturities to 2026...........................................................       1,193,365
      90,966     8.50% with various maturities to 2005...........................................................          93,895
     526,924     8.50% with various maturities to 2002...........................................................         551,627
     902,255     8.50% with various maturities to 2022...........................................................         939,753
      39,151     9.00% with various maturities to 2002...........................................................          40,375
     131,714     9.00% with various maturities to 2016...........................................................         140,998
     634,413     9.00% with various maturities to 2017...........................................................         679,215
     180,205     9.25% with various maturities to 2016...........................................................         191,327
      54,856    10.00% with various maturities to 2000...........................................................          57,753
      59,659    10.00% with various maturities to 2001...........................................................          62,810
     117,548    10.00% with various maturities to 2020...........................................................         127,834

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT December 31, 1996
DAVIS GOVERNMENT BOND FUND - Continued
                                                                                                                           VALUE
PRINCIPAL                                                                                                                (NOTE 1)
================================================================================================================================
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS- Continued
$     96,597    10.25% with various maturities to 2016...........................................................   $     105,034
     138,897    10.50% with various maturities to 2013...........................................................         152,266
      16,363    10.50% with various maturities to 2015...........................................................          18,143
     196,851    10.50% with various maturities to 2016...........................................................         218,260
     336,519    11.25% with various maturities to 2011...........................................................         364,178
     245,611    11.50% with various maturities to 2013...........................................................         278,619
     321,072    11.50% with various maturities to 2015...........................................................         363,883
      63,762    12.25% with various maturities to 2013...........................................................          72,410
      49,684    13.00% with various maturities to 2012...........................................................          57,975
      35,711    13.00% with various maturities to 2013...........................................................          41,671
      31,288    13.00% with various maturities to 2014...........................................................          36,513
      82,363    14.25% with various maturities to 2014...........................................................          95,258
      32,723    14.75% with various maturities to 2001...........................................................          34,073
                                                                                                                    -------------
                Total GNMA - (identified cost $5,917,757)........................................................       6,020,255
                                                                                                                    -------------

MEDIUM TERM NOTES - (25.03%)
     800,000    Federal Home Loan Bank, 7.24%, 11/09/10..........................................................         774,656
   1,215,000    Federal Home Loan Mortgage Corporation, 6.615%, 03/03/04.........................................       1,188,088
   1,000,000    Federal Home Loan Mortgage Corporation, 7.225%, 05/17/05.........................................       1,003,880
   1,000,000    Federal Home Loan Mortgage Corporation, 6.66%, 12/05/05..........................................         974,760
   1,000,000    Federal Home Loan Mortgage Corporation, 6.63%, 01/12/09..........................................         951,240
     900,000    Federal Home Loan Mortgage Corporation, 8.00%, 06/20/11..........................................         932,670
   1,000,000    Federal National Mortgage Association, 6.850%, 09/12/05..........................................         985,820
   1,000,000    Federal National Mortgage Association, 7.15%, 11/03/10...........................................         971,230
                Total Medium Term Notes - (identified cost $7,877,947)...........................................       7,782,344

COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - (31.82%)
     500,000    Federal Home Loan Mortgage Corporation, FHG 32E, 7.50%, 03/25/05.................................         501,160
      40,066    Federal Home Loan Mortgage Corporation, 122 F, 8.75%, 10/15/05...................................          40,597
     134,198    Federal Home Loan Mortgage Corporation, 1606 LC, 6.883%, 05/15/08<F2>............................         131,504
   1,150,750    Federal Home Loan Mortgage Corporation, 1702BL, 7.00%, 07/15/2...................................      11,128,414
     538,142    Federal Home Loan Mortgage Corporation, 1401MA, 5.99%, 10/15/22<F2>..............................         518,145
     149,969    Federal Home Loan Mortgage Corporation, 1454N, 7.00%, 12/15/22...................................         137,325
   1,000,000    Federal National Mortgage Association, 1995-23D, 7.00%, 10/25/07.................................         983,438
     483,530    Federal National Mortgage Association, 1993-40K, 7.00%, 04/25/08.................................         468,163
   1,000,000    Federal National Mortgage Association, 1994 G5-VC, 7.00%, 06/17/09...............................         969,640
   1,474,104    Federal National Mortgage Association, 1988-19J, 8.50%, 07/25/18.................................       1,514,333
   1,000,000    Federal National Mortgage Association, 1993-30 PL, 7.00%, 07/25/20...............................         974,920
      42,164    Federal National Mortgage Association, 1991-115ZZ, 8.50%, 10/25/20...............................          42,559
     300,000    Federal National Mortgage Association, 1992-174H, 7.25%, 09/25/21................................         292,734
   1,000,000    Federal National Mortgage Association, 1993-155TC, 7.00%, 03/25/23...............................         990,000


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT december 31, 1996
DAVIS GOVERNMENT BOND FUND - Continued
                                                                                                                           VALUE
PRINCIPAL                                                                                                                (NOTE 1)
================================================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - Continued

$  1,250,000    Federal National Mortgage Association, 1993-120N, 7.00%, 07/25/23................................   $   1,200,425
                                                                                                                    -------------
                     Total CMOs & REMICs - (identified cost $9,742,953)..........................................       9,893,357
                                                                                                                    -------------

SHORT TERM - (5.55%)
   1,725,000    State Street Bank and Trust Company Repurchase Agreement, 5.27%,
                  01/03/97, dated 12/30/96, repurchase value of $1,726,010
                 (collateralized by $1,780,000 par value U.S. Treasury Notes, 4.75%,
                  10/31/98, market value $1,762,586) - (identified cost $1,725,000)..............................       1,725,000
                                                                                                                    -------------


                TOTAL INVESTMENTS - (99.14%) - (identified cost $30,652,169) <F1>................................      30,821,330
                OTHER ASSETS LESS LIABILITIES - (0.86%)..........................................................         266,124
                                                                                                                    -------------
                     NET ASSETS - (100%).........................................................................   $  31,087,454
                                                                                                                    =============


<F1>  Aggregate cost for Federal Income Tax purposes is $30,652,169.  At December 31, 1996 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                Unrealized appreciation..........................................................................   $     560,881
                Unrealized depreciation..........................................................................        (391,720)
                                                                                                                    -------------
                     Net unrealized appreciation.................................................................   $     169,161
                                                                                                                    =============

<F2>  The interest rates on floating rate securities, shown as of December 31, 1996, may change monthly or less frequently and are based on indices of market interest rates.









See Notes to Financial Statements.


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1996
DAVIS GOVERNMENT MONEY MARKET FUND


                                                                                                                           VALUE
PRINCIPAL                                                                                                                (NOTE 1)
================================================================================================================================
FEDERAL HOME LOAN BANK - (13.36%)
$     6,275,000     5.215%, 01/02/97 Discount Note...............................................................   $   6,275,000
      5,840,000      5.22%, 01/09/97 Discount Note...............................................................       5,834,072
     26,560,000      5.22%, 01/23/97 Discount Note...............................................................      26,479,125
      5,565,000      5.26%, 01/30/97 Discount Note...............................................................       5,542,234
     10,935,000      5.37%, 02/20/97 Discount Note...............................................................      10,855,074
                                                                                                                    -------------
                            Total Federal Home Loan Bank - (identified cost $54,985,505).........................      54,985,505
                                                                                                                    -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - (50.13%)
     24,045,000      5.22%, 01/03/97 Discount Note...............................................................      24,041,514
     12,570,000      5.22%, 01/07/97 Discount Note...............................................................      12,560,887
     21,480,000      5.23%, 01/14/97 Discount Note...............................................................      21,442,553
     12,890,000      5.32%, 01/16/97 Discount Note...............................................................      12,863,332
      6,955,000      5.22%, 01/17/97 Discount Note...............................................................       6,939,873
      2,590,000      5.21%, 01/21/97 Discount Note...............................................................       2,582,878
      8,335,000      5.42%, 01/22/97 Discount Note...............................................................       8,309,902
     10,070,000      5.21%, 01/24/97 Discount Note...............................................................      10,037,938
     34,150,000      5.39%, 01/30/97 Discount Note...............................................................      34,006,836
      7,030,000      5.21%, 01/31/97 Discount Note...............................................................       7,000,496
     17,790,000      5.29%, 01/31/97 Discount Note...............................................................      17,714,190
     18,955,000      5.42%, 01/31/97 Discount Note...............................................................      18,872,240
     14,392,000      5.22%, 02/04/97 Discount Note...............................................................      14,323,134
      1,425,000      5.37%, 02/24/97 Discount Note...............................................................       1,413,734
     11,375,000      5.36%, 03/21/97 Discount Note...............................................................      11,242,898
      2,910,000      5.37%, 03/25/97 Discount Note...............................................................       2,874,406
                                                                                                                    -------------
                            Total Federal Home Loan Mortgage Corporation -
                              (identified cost $206,226,811).....................................................     206,226,811
                                                                                                                    -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - (36.70%)
      7,795,000      5.25%, 01/06/97 Discount Note...............................................................       7,790,453
      9,250,000      5.26%, 01/10/97 Discount Note...............................................................       9,239,188
        950,000      5.31%, 01/13/97 Discount Note...............................................................         948,459
     13,045,000      5.36%, 01/15/97 Discount Note...............................................................      13,019,750
     13,685,000      5.23%, 01/22/97 Discount Note...............................................................      13,645,237
     15,615,000      5.23%, 01/28/97 Discount Note...............................................................      15,556,019
     12,020,000      5.23%, 01/29/97 Discount Note...............................................................      11,972,851
     19,535,000      5.22%, 02/03/97 Discount Note...............................................................      19,444,358
      8,550,000      5.25%, 02/06/97 Discount Note...............................................................       8,506,359
      4,120,000      5.25%, 02/10/97 Discount Note...............................................................       4,096,568
     13,700,000      5.21%, 02/12/97 Discount Note...............................................................      13,618,710
     18,000,000      5.38%, 02/27/97 Discount Note...............................................................      17,849,360
      6,450,000      5.27%, 03/04/97 Discount Note...............................................................       6,392,403
      9,000,000      5.34%, 03/20/97 Discount Note...............................................................       8,897,205
                                                                                                                    -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1996
DAVIS GOVERNMENT MONEY MARKET FUND - Continued
                                                                                                                           VALUE
                                                                                                                          (NOTE 1)
================================================================================================================================
FEDERAL NATIONAL MORTGAGE ASSOCIATION - Continued

                     Total Federal National Mortgage Association -
                       (identified cost $ 150,976,920)...........................................................   $ 150,976,920
                                                                                                                    -------------
     TOTAL INVESTMENTS - (100.19%) - (identified cost $412,189,236 -<F1>.........................................     412,189,236
     LIABILITIES LESS OTHER ASSETS - (0.19%).....................................................................        (772,942)
                                                                                                                    -------------
          NET ASSETS - (100%)....................................................................................   $ 411,416,294
                                                                                                                    =============


<F1> Aggregate cost for Federal income tax purposes is $412,189,236.







See Notes to Financial Statements.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1996
DAVIS FINANCIAL FUND

                                                                                                                           VALUE
SHARES                                                                                                                   (NOTE 1)
================================================================================================================================
COMMON STOCK - (93.96%)

  AGRICULTURE - (0.95%)
     50,000     Archer-Daniels-Midland Co........................................................................   $   1,100,000
                                                                                                                    -------------
  AUTOMOBILES - (1.93%)
     40,000     General Motors Corp..............................................................................       2,230,000
                                                                                                                    -------------
  Banks and Savings & Loan Associations - (21.43%)
     15,000     BankAmerica Corp.................................................................................       1,496,250
    210,811     Bank of East Asia Ltd............................................................................         937,604
     40,000     Bank of New York, Inc............................................................................       1,350,000
     46,800     Barnett Banks, Inc...............................................................................       1,924,650
     40,000     First Bank System, Inc...........................................................................       2,730,000
     24,000     Golden West Financial Corp.......................................................................       1,515,000
     25,000     Greenpoint Financial Corp........................................................................       1,181,250
    306,287     Lloyds TSB Group PLC.............................................................................       2,261,601
     18,000     J.P Morgan & Co., Inc............................................................................       1,757,250
     29,000     Norwest Corp.....................................................................................       1,261,500
     45,000     State Street Boston Corp.........................................................................       2,902,500
     50,000     TCF Financial Corp...............................................................................       2,175,000
     12,333     Wells Fargo & Co.................................................................................       3,326,827
                                                                                                                    -------------
                                                                                                                       24,819,432
                                                                                                                    -------------
  BEVERAGES - (1.55%)
    228,000     Guinness PLC ORD.................................................................................       1,792,907
                                                                                                                    -------------
  BULIDING MATERIALS - (1.51%)
     75,000     Martin Marietta Materials Inc....................................................................       1,743,750
                                                                                                                    -------------
  CONSUMER PRODUCTS - (2.92%)
     30,000     Philip Morris Cos., Inc..........................................................................       3,378,750
                                                                                                                    -------------
  ENERGY - (3.52%)
     57,000     Burlington Resources, Inc........................................................................       2,871,375
     20,000     Halliburton Co...................................................................................       1,205,000
                                                                                                                    -------------
                                                                                                                        4,076,375
                                                                                                                    -------------
  Financial Services - (51.32%)
    INSURANCE - (30.97%)
      2,206     Alleghany Corp.<F1>..............................................................................         467,672
     58,050     Allied Group, Inc................................................................................       1,901,137
     30,000     Allstate Corp....................................................................................       1,736,250
     15,375     American International Group, Inc................................................................       1,664,343
     19,000     Aon Corporation..................................................................................       1,180,375
     20,900     Argonaut Group, Inc..............................................................................         650,512
     32,000     W.R. Berkley Corp................................................................................       1,634,000
     20,000     Chubb Corp.......................................................................................       1,075,000
     26,000     Cincinnati Financial Corp........................................................................       1,686,750
     20,000     Executive Risk, Inc..............................................................................         740,000
     29,809     General Re Corp..................................................................................       4,702,370
     80,000     Leucadia National Corp...........................................................................       2,140,000


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1996
DAVIS FINANCIAL FUND - Continued
                                                                                                                           VALUE
SHARES/PRINCIPAL                                                                                                          (NOTE 1)
================================================================================================================================
COMMON STOCK

  Financial Services - Continued
    INSURANCE _ Continued
     30,000     Mercury General Corp.............................................................................   $   1,575,000
      1,042     Nuernberger Beteil AGAKT LITA....................................................................         805,810
     36,000     Orion Capital Corp...............................................................................       2,200,500
     45,000     Progressive Corp. (Ohio).........................................................................       3,031,875
    100,000     Risk Capital Holdings, Inc.<F1>..................................................................       1,925,000
     31,500     State Auto Financial Corp........................................................................         578,813
     43,000     Transatlantic Holdings, Inc......................................................................       3,461,500
      9,500     Trenwick Group Inc...............................................................................         441,750
     69,000     20th Century Industries..........................................................................       1,164,375
     35,000     Vesta Insurance Group, Inc.......................................................................       1,098,125
                                                                                                                    -------------
                                                                                                                       35,861,157
                                                                                                                    -------------
  OTHER FINANCIAL SERVICES - (20.35%)
     74,000     American Express Co..............................................................................       4,181,000
     20,000     Dean Witter, Discover & Co.......................................................................       1,325,000
     55,200     Donaldson, Lufkin & Jenrette Inc.................................................................       1,987,200
     40,000     Equitable Cos. Inc...............................................................................         985,000
     34,400     Jefferies Group, Inc.............................................................................       1,388,900
     63,000     Morgan Stanley Group Inc.........................................................................       3,598,875
     50,000     Charles Schwab Corp..............................................................................       1,600,000
     81,000     SunAmerica, Inc..................................................................................       3,594,375
    108,000     Travelers Group Inc..............................................................................       4,900,749
                                                                                                                    -------------
                                                                                                                       23,561,099
                                                                                                                    -------------
  RESTAURANT & FOOD - (1.95%)
     50,000     McDonald's Corp..................................................................................       2,262,500
                                                                                                                       -------------
  Technology - (6.88%)
     36,000     Intel Corp.......................................................................................       4,713,750
     50,000     Komag Inc.<F1>...................................................................................       1,353,125
     35,000     Novellus Systems, Inc.<F1>.......................................................................       1,896,563
                                                                                                                    -------------
                                                                                                                        7,963,438
                                                                                                                    -------------


                   Total Common Stock - (identified cost $65,946,388)............................................     108,789,408
                                                                                                                    -------------

  CONVERTIBLE BOND - (0.94%)
$   750,000     Cincinnati Financial Corp., Sr. Deb., Conv., 5.50%, 05/01/02
                  (identified cost $980,625).....................................................................       1,090,312
                                                                                                                    -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS DECEMBER 31, 1996
DAVIS FINANCIAL FUND - Continued
                                                                                                                           VALUE
PRINCIPAL                                                                                                                 (NOTE 1)
=================================================================================================================================

SHORT TERM - (2.66%)
$ 3,085,000     State Street Bank and Trust Company Repurchase Agreement, 5.50%,
                  01/02/97, dated 12/31/96, repurchase value of $3,085,943 (collateralized by $3,150,000 par value U.S. Treasury Notes, 4.75%, 08/31/98, market
                  value $3,150,224 ) - (identified cost $3,085,000).............................................    $   3,085,000
                                                                                                                    -------------
                TOTAL INVESTMENTS _ (97.56%) _ (identified cost $70,012,013) _ <F2>.............................      112,964,720
                OTHER ASSETS LESS LIABILITIES - (2.44%).........................................................        2,828,010
                                                                                                                    -------------
                     NET ASSETS - (100%)........................................................................    $ 115,792,730
                                                                                                                    =============

<F1>  Non-Income Producing Security.

<F2>  Aggregate cost for Federal Income Tax purposes is $70,012,013.  At December 31, 1996 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                Unrealized appreciation.........................................................................    $  43,290,775
                Unrealized depreciation.........................................................................         (338,068)
                                                                                                                    -------------
                     Net unrealized appreciation................................................................    $  42,952,707
                                                                                                                    =============











See Notes to Financial Statements.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1996
DAVIS CONVERTIBLE SECURITIES FUND
                                                                                                                            VALUE
SHARES                                                                                                                    (NOTE 1)
=================================================================================================================================
CONVERTIBLE Preferred Stock - ( 31.53%)

  Banks AND SAVINGS & LOAN ASSOCIATIONS - (7.68%)
     17,300     Banc One Corp., $3.50, Ser. C Conv. Pfd.........................................................    $   1,444,550
     47,500     Morgan Stanley Group Inc. - Citicorp, Conv. Pfd.................................................        4,536,250
                                                                                                                    -------------
                                                                                                                        5,980,800
                                                                                                                    -------------
  COMMUNICATIONS - (2.63%)
     20,500     AirTouch Communications, Inc., 4.25%, Ser. C Conv. Pfd..........................................          927,625
     20,000     Loral Space & Communications, Inc., 6.00%, 144A Conv. Pfd.......................................        1,125,000
                                                                                                                    -------------
                                                                                                                        2,052,625
                                                                                                                    -------------
  COMPUTER Products - (1.43%)
     10,400     Salomon Inc. - Hewlett-Packard Company, ELK, 5.25%, 01/01/97 Pfd................................        1,111,500
                                                                                                                    -------------
  CONSUMER PRODUCTS - (2.17%)
    250,000     RJR Nabisco Holdings Group Inc. Pfd.............................................................        1,687,500
                                                                                                                    -------------
  Energy - (1.64%)
     22,320     Unocal Corp., 6.25%, Conv. Pfd..................................................................        1,280,610
                                                                                                                    -------------
  FINANCIAL -  (1.64%)
     15,300     Devon Financing Trust Ser 144A Conv. Pfd........................................................        1,015,538
      5,000     Insignia Financial Group Ser 144A Conv. Pfd.....................................................          258,750
                                                                                                                    -------------
                                                                                                                        1,274,288
                                                                                                                    -------------
  INDUSTRIAL (REIT) - (0.70%)
     20,000     Security Capital Industrial Trust, 7.00%,  Ser. B Cum. Conv. Pfd................................          545,000
                                                                                                                    -------------
  INSURANCE - (3.34%)
     26,800     SunAmerica Inc., Depository Shares, $2.78, Ser. D Conv. Pfd.....................................        2,606,300
                                                                                                                    -------------
  MULTI-FAMILY HOUSING (REITS) - (3.65%)
     20,000     Merry Land & Investment Co., Inc., $1.75, Ser. A Conv. Pfd......................................          572,500
     58,300     Oasis Residential, Inc., $2.25, Ser. A Cum. Conv. Pfd...........................................        1,508,512
     25,000     Security Capital Pacific Trust Ser. A Conv. Pfd.................................................          765,625
                                                                                                                    -------------
                                                                                                                        2,846,637
                                                                                                                    -------------
  PUBLISHING - (1.13%)
     50,000     News Corp. Ltd. Spons. ADR Pfd..................................................................          881,250
                                                                                                                    -------------
  PULP & PAPER - (3.25%)
      9,200     International Paper Capital Trust, 144A Conv. Pfd...............................................          420,900
      6,500     International Paper Capital Trust, 5.25%, Conv. Pfd.............................................          297,375
     15,000     James River Corp. of Virginia, 9.00%, Ser. P Conv. Pfd..........................................          472,500
     24,500     Sonoco Products Co., $2.25, Ser. A Conv. Pfd....................................................        1,344,437
                                                                                                                    -------------
                                                                                                                        2,535,212
                                                                                                                    -------------
  SELF STORAGE (REIT) - (2.27%)
     34,000     Public Storage, Inc., 8.25%, Conv. Pfd..........................................................        1,772,250
                                                                                                                    -------------

                Total Convertible Preferred Stock - (identified cost $19,459,197)...............................       24,573,972
                                                                                                                    -------------


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1996
DAVIS CONVERTIBLE SECURITIES FUND - Continued

                                                                                                                            VALUE
PRINCIPAL                                                                                                                 (NOTE 1)
=================================================================================================================================

Convertible Bonds - (26.21%)

  BUILDING & HOME PRODUCTS - (1.62%)
$   250,000     Home Depot Inc., Conv. Sub. Deb., 3.25%,10/01/01................................................    $     244,688
  1,000,000     Masco Corp., Conv. Sub. Deb., 5.25%, 02/15/12...................................................        1,015,000
                                                                                                                    -------------
                                                                                                                        1,259,688
                                                                                                                    -------------
  COMMUNICATIONS - (0.40%)
    297,000     General Instruments Corp., Conv. Sub. Deb., 5.00%,06/15/00......................................          317,790
                                                                                                                    -------------
  ELECTRONICS - (1.20%)
    600,000     Texas Instruments, Inc., Conv. Sub. Deb., 2.75%, 09/29/02.......................................          931,500
                                                                                                                    -------------
  ENGINEERING - (0.76%)
    500,000     Thermo Electron Corp., 144A Conv. Sub. Deb., 4.25%, 01/01/03....................................          589,375
                                                                                                                    -------------
  FINANCIAL SERVICES - (1.79%)
    500,000     Alex Brown, Inc., Conv. Sub. Deb., 5.75%, 06/12/01..............................................        1,392,616
                                                                                                                    -------------
  HOTELS - (1.46%)
  1,100,000     Hilton Hotels Corp., Conv. Sub. Note, 5.00%, 05/15/06...........................................        1,138,500
                                                                                                                    -------------
  INDUSTRIAL (REIT) - (1.15%)
    700,000     Liberty Property Trust, Conv. Sub. Deb., 8.00%, 07/01/01........................................          898,625
                                                                                                                    -------------
  INSURANCE - (12.18%)
    900,000     American Travellers Corp., Conv. Sub. Deb., 6.50%, 10/1/05......................................        2,223,000
  1,000,000     Cincinnati Financial Corp. Conv. Sub. Deb., 5.50%, 05/01/02.....................................        1,453,750
  3,803,000     Equitable Companies Inc., Conv. Sub. Deb., 6.125%, 12/15/24.....................................        4,344,927
  1,400,000     Leucadia National Corp., Conv. Sub. Deb., 5.25%, 02/01/03.......................................        1,466,500
                                                                                                                    -------------
                                                                                                                        9,488,177
                                                                                                                    -------------
  MACHINERY - (0.97%)
    700,000     Raymond Corp., Conv. Sub. Deb., 6.50%, 12/15/03.................................................          758,625
                                                                                                                    -------------
  MANAGEMENT SERVICES - (0.60%)
  1,000,000     Valhi Inc., Conv. Sub. Deb., 0.01%, 10/20/07....................................................          463,750
                                                                                                                    -------------
  MEDICAL SERVICES _ (0.32%)
    250,000     Phycor Inc., Conv. Sub. Deb., 4.50%, 2/15/03....................................................          247,188
                                                                                                                    -------------
  MULTI-FAMILY HOUSING (REIT) _ (0.75%)
    500,000     Camden Property Trust, Conv. Sub. Deb., 7.33%, 04/01/04.........................................          586,875
                                                                                                                    -------------
  OFFICE SUPPLIES _ (1.26%)
    750,000     U S Office Products Co., Conv. Sub. Note, 5.50%, 02/01/01.......................................          983,437
  RETAIL - (1.69%)
    350,000     Mid-Atlantic Realty Trust, Conv. Sub. Deb., 7.625%, 09/15/03 (REIT).............................          374,938
    900,000     Rouse Co., Conv. Sub. Deb., 5.75%,07/23/02......................................................          945,000
                                                                                                                    -------------
                                                                                                                        1,319,938
                                                                                                                    -------------
  TRANSPORTATION - (0.06%)
    500,000     Florida West Airlines, Inc., 8.00%, 03/25/99<F2>................................................           50,000
                                                                                                                    -------------

                        Total Convertible Bonds - (identified cost $17,563,219).................................       20,426,084
                                                                                                                    -------------


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1996
DAVIS CONVERTIBLE SECURITIES FUND - Continued

                                                                                                                            VALUE
SHARES                                                                                                                    (NOTE 1)
=================================================================================================================================
COMMON STOCK  - (40.31%)

  BANKS  AND SAVINGS & LOAN ASSOCIATIONS _ (10.16%)
     61,574     Bank of New York Inc............................................................................    $   2,078,122
     66,953     First Bank System, Inc..........................................................................        4,569,542
     29,206     Norwest Corp....................................................................................        1,270,461
                                                                                                                    -------------
                                                                                                                        7,918,125
                                                                                                                    -------------
  ENERGY - (3.16%)
      9,574     Burlington Northern Santa Fe Corp...............................................................          826,954
     34,106     Noble Affiliates, Inc...........................................................................        1,632,825
                                                                                                                    -------------
                                                                                                                        2,459,779
                                                                                                                    -------------
  HOTELS (REIT) - (0.66%)
     11,900     Patriot American Hospitality Inc................................................................          513,187
                                                                                                                    -------------
  INSURANCE - (4.61%)
     20,000     Leucadia National Corp..........................................................................          535,000
     61,741     Travelers Group Inc.............................................................................        2,801,498
      5,500     Trenwick Group, Inc.............................................................................          255,750
                                                                                                                    -------------
                                                                                                                        3,592,248
                                                                                                                    -------------
  MULTI-FAMILY HOUSING (REITS) _ (6.27%)
     61,300     Avalon Properties, Inc..........................................................................        1,762,375
     71,600     Bay Apartment Communities, Inc..................................................................        2,577,600
     21,700     Irvine Apartment Communities, Inc...............................................................          542,500
                                                                                                                    -------------
                                                                                                                        4,882,475
                                                                                                                    -------------
  OFFICE /INDUSTRIAL (REITS) _ (8.05%)
     30,000     Beacon Properties Corp..........................................................................        1,098,750
     18,600     Cali Realty Corp................................................................................          574,275
     64,656     Centerpoint Properties Corp.....................................................................        2,117,484
     47,000     Crescent Real Estate Equity.....................................................................        2,479,250
                                                                                                                    -------------
                                                                                                                        6,269,759
                                                                                                                    -------------
  OIL & GAS - (0.99%)
     39,113     Noble Drilling Corp.<F1>........................................................................          777,371
                                                                                                                    -------------
  RETAIL (REITS) - (5.37%)
     25,250     Kimco Realty Corp...............................................................................          880,594
     62,900     Vornado Realty Trust............................................................................        3,302,250
                                                                                                                    -------------
                                                                                                                        4,182,844
                                                                                                                    -------------
  SELF STORAGE (REIT) -  (1.04%)
     30,000     Storage Trust Realty............................................................................          810,001
                                                                                                                    -------------

                        Total Common Stock - (identified cost $21,814,803)......................................       31,405,789
                                                                                                                    -------------




DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1996
DAVIS CONVERTIBLE SECURITIES FUND - Continued
                                                                                                                            VALUE
                                                                                                                          (NOTE 1)
=================================================================================================================================


                        TOTAL INVESTMENTS - (98.05%) - (identified cost $58,837,219) - <F3>.....................    $  76,405,845
                        OTHER ASSETS LESS LIABILITIES - (1.95%).................................................        1,516,234
                             NET ASSETS - (100%)................................................................    $  77,922,079


<F1>  Non-Income Producing Security.

<F2>  This security is in default and is not currently paying interest.

<F3>  Aggregate cost for Federal Income Tax purposes is $58,936,742. At December 31, 1996 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:


                          Unrealized appreciation...............................................................    $  18,147,198
                          Unrealized depreciation...............................................................         (678,095)
                          Net unrealized appreciation...........................................................    $  17,469,103










See Notes to Financial Statements.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT december 31, 1996
DAVIS REAL ESTATE FUND


                                                                                                                            VALUE
SHARES                                                                                                                    (NOTE 1)
=================================================================================================================================
COMMON STOCK - (89.85%)
  APARTMENTS (REITS) - (20.94%)
     25,500     Ambassador Apartments Inc......................................................................     $     602,438
     60,600     Avalon Properties, Inc.........................................................................         1,742,250
     68,900     Bay Apartment Communities, Inc.................................................................         2,480,400
     22,533     Camden Property Trust..........................................................................           645,007
     33,200     Equity Residential Properties Trust............................................................         1,369,500
     63,200     Essex Property Trust...........................................................................         1,856,500
     27,000     Gables Residential Trust.......................................................................           783,000
     65,300     Irvine Apartment Communities, Inc..............................................................         1,632,500
     22,000     Oasis Residential, Inc.........................................................................           500,500
     28,900     Security Capital Pacific Trust.................................................................           661,087
     40,000     United Dominion Realty Trust Inc...............................................................           620,000
                                                                                                                    -------------
                                                                                                                       12,893,182
                                                                                                                    -------------
  BANKS AND SAVINGS & LOAN ASSOCIATIONS - (0.61%)
      9,000     Bancorp Hawaii, Inc............................................................................           378,000
                                                                                                                    -------------
  CONSTRUCTION - (0.40%)
     19,000     Kaufman & Broad Home Corp......................................................................           244,625
                                                                                                                    -------------
  HOTELS & LODGING _ (12.59%)
     30,000     Bristol Hotel Co.<F1>..........................................................................           952,500
     35,000     FelCor Suite Hotels, Inc. (REIT)...............................................................         1,238,125
      3,632     Homestead Village Properties Inc.<F1>..........................................................            65,376
     52,000     Host Marriot Corp.<F1>.........................................................................           832,000
     51,800     Jameson Inns Inc...............................................................................           679,875
     74,300     Patriot American Hospitality Inc. (REIT).......................................................         3,204,187
     14,200     Starwood Lodging Trust (REIT)..................................................................           782,775
                                                                                                                    -------------
                                                                                                                        7,754,838
                                                                                                                    -------------
  INDUSTRIAL (REITS) - (11.83%)
     56,600     Centerpoint Properties Corp....................................................................         1,853,650
     30,000     First Industrial Realty Trust..................................................................           911,250
     49,000     Liberty Property Trust.........................................................................         1,261,750
     52,400     Reckson Associates Realty Corp.................................................................         2,213,900
     20,952     Security Capital Industrial Trust..............................................................           447,849
     18,000     Weeks Corp.....................................................................................           598,500
                                                                                                                    -------------
                                                                                                                        7,286,899
                                                                                                                    -------------
  INSURANCE - (0.81%)
     20,350     Equitable Cos. Inc.............................................................................           501,119
                                                                                                                    -------------
  MANUFACTURED HOUSING (REITS)   _ (1.08%)
     24,000     ROC Communities, Inc...........................................................................           666,000
                                                                                                                    -------------
  OFFICE SPACE (REITS) _ (17.19%)
     45,000     Beacon Properties Corp.........................................................................         1,648,125
     33,000     Bedford Property Investments...................................................................           577,500
    107,400     Cali Realty Corp...............................................................................         3,315,975
     30,000     CarrAmerica Realty Corp........................................................................           877,500


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT December 31, 1996
DAVIS REAL ESTATE FUND  -  Continued
                                                                                                                            VALUE
SHARES                                                                                                                    (NOTE 1)
=================================================================================================================================
COMMON STOCK - Continued

  OFFICE SPACE (REITS) _ Continued
     46,200     Crescent Real Estate Equities, Inc.............................................................     $   2,437,050
     27,500     Duke Realty Investments, Inc...................................................................         1,058,750
     12,000     Parkway Properties Inc.........................................................................           312,000
     10,000     Spieker Properties Group.......................................................................           360,000
                                                                                                                    -------------
                                                                                                                       10,586,900
                                                                                                                    -------------
  RETAIL (REITS) - (18.58%)
     26,800     Chelsea GCA Realty Inc.........................................................................           927,950
     15,000     Developers Diversified Realty..................................................................           556,875
     25,000     JDN Realty Corp................................................................................           690,625
     39,450     Kimco Realty Corp..............................................................................         1,375,819
     66,800     The Macerich Co................................................................................         1,745,150
     25,000     Regency Realty Corp............................................................................           656,250
     68,964     Simon De Bartolo Group Inc.....................................................................         2,137,884
     30,000     Urban Shopping Centers Inc.....................................................................           870,000
     33,350     Vornado Realty Trust...........................................................................         1,750,875
     18,000     Weingarten Realty Investors....................................................................           731,250
                                                                                                                    -------------
                                                                                                                       11,442,678
                                                                                                                    -------------
 STORAGE (REITS) _ (5.82%)
     66,300     Public Storage, Inc............................................................................         2,055,300
     15,000     Sovran Self Storage Inc........................................................................           468,750
     25,400     Storage Trust Realty...........................................................................           685,800
     10,000     Storage USA Inc................................................................................           376,250
                                                                                                                    -------------
                                                                                                                        3,586,100
                                                                                                                    -------------

                        Total Common Stock - (identified cost $40,381,326).....................................        55,340,341
                                                                                                                    -------------
CONVERTIBLE PREFERRED STOCK - (1.20%)

  REAL ESTATE - (1.20%)
     16,700     Oasis Residential, Inc., $2.25, Ser. A Cum. Conv. Pfd.........................................            432,112
     10,000     Security Capital Pacific Trust, $1.75, Ser. A  Conv. Pfd......................................            306,250
                                                                                                                    -------------
                     Total Preferred Stock _ (identified cost $618,100).......................................            738,362
                                                                                                                    -------------




DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT December 31, 1996
DAVIS REAL ESTATE FUND  -  Continued
                                                                                                                            VALUE
PRINCIPAL/UNITS                                                                                                           (NOTE 1)
=================================================================================================================================

CONVERTIBLE CORPORATE BONDS _ (1.59%)

  REAL ESTATE - (1.59%)
$   576,000     Equitable Cos. Inc., Conv. Sub. Deb.,  6.125%, 12/15/24.......................................      $     658,080
    250,000     Liberty Property Trust, Conv. Sub. Deb., 8.00%, 07/01/01......................................            320,938
                        Total Convertible Corporate Bonds _ (identified cost $907,360)........................            979,018
  WARRANTS - (0.03%)
      2,437     Homestead Village Properties Inc., Expire 10/29/87<F1> (identified cost $ -0-)................             19,801

  SHORT TERM - (6.66%)
  4,100,000     State Street Bank and Trust Company Repurchase Agreement, 5.50%,
                  01/02/97, dated 12/31/96, repurchase value of $4,101,253
                  (collateralized by $4,185,000 par value U.S. Treasury Notes,
                  4.75%, 08/31/98, market value $4,185,298) - (identified
                  cost $4,100,000)............................................................................          4,100,000




                     TOTAL INVESTMENTS _ (99.33%) _ (identified cost $46,006,786) _ <F2>......................         61,177,522
                     OTHER ASSETS LESS LIABILITIES _ (0.67%)..................................................            413,555
                          NET ASSETS _ (100%).................................................................      $  61,591,077


<F1>  Non-Income Producing Security.

<F2>   Aggregate cost for Federal Income Tax purposes is $46,006,786.  At December 31, 1996 unrealized appreciation (depreciation) of securities for Federal Income
       Tax purposes is as follows:

                     Unrealized appreciation..................................................................      $  15,259,806
                     Unrealized depreciation..................................................................            (89,070)
                          Net unrealized appreciation.........................................................      $  15,170,736










See Notes to Financial Statements.


DAVIS SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES  At December 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                         DAVIS
                                                           DAVIS       GOVERNMENT                        DAVIS             DAVIS
                                               DAVIS    GOVERNMENT       MONEY           DAVIS         CONVERTIBLE      REAL ESTATE
                                              GROWTH       BOND         MARKET          FINANCIAL      SECURITIES      SECURITIES
                                               FUND        FUND         FUND<F1>         FUND            FUND              FUND
                                               ----        ----         ----             ----            ----              ----
ASSETS:
Investments in securities, at
  value(see schedules of
  investments).............................. $ 66,363,359  $ 30,821,330   $ 412,189,236  $112,964,720   $ 76,405,845   $ 61,177,522
Cash........................................       27,026       121,742          40,310         7,733        209,136          2,668
Receivables:
  Dividends and interest....................       43,968       263,078           2,324       180,218        344,427        309,591
  Capital stock sold........................      184,728        50,000            -          788,791        146,127        721,654
  Securities sold...........................    1,748,282        -              889,108          -         1,926,477         -
  Note receoveable (Note 7).................         -           -                -         1,999,950          -             -
                                             ------------  ------------   -------------  ------------   ------------   ------------
     Total assets...........................   68,367,363    31,256,150     413,120,978   115,941,412     79,032,012     62,211,435
                                             ------------  ------------   -------------  ------------   ------------   ------------
LIABILITIES:
Payables:
  Investment securities
    purchased...............................    1,749,660          _               _           18,936      1,042,479          _
  Capital stock reacquired..................          548        85,763         150,083           -           22,000        138,480
Accrued expenses............................       57,898        56,907         324,040       100,202         37,159         94,924
Commissions payable to
  distributor (Note 3)......................       58,295        26,026           _            29,544          8,295         15,581
Distributions payable.......................        _             _           1,230,561         _              _            371,373
                                             ------------  ------------   -------------  ------------   ------------   ------------
     Total liabilities......................    1,866,401       168,696       1,704,684       148,682      1,109,933        620,358
                                             ------------  ------------   -------------  ------------   ------------   ------------
NET ASSETS (Note 5)......................... $ 66,500,962  $ 31,087,454   $ 411,416,294  $115,792,730   $ 77,922,079   $ 61,591,077
                                             ============  ============   =============  ============   ============   ============
Class A Shares
  Net assets................................ $ 27,158,384  $ 18,128,556   $ 406,547,209  $107,579,278   $ 42,841,372   $ 32,507,288
  Shares outstanding........................    1,435,009     3,145,351     406,547,209     5,957,330      2,018,880      1,530,298

  Net asset value and redemption
    price per share (net
    assets/shares outstanding)..............    $   18.93      $   5.76        $   1.00     $   18.06      $   21.22      $   21.24
                                                =========      ========        ========     =========      =========      =========
  Maximum offering price per
    share (100/95.25 of net
    asset value)............................    $   19.87      $   6.05        $   1.00     $   18.96      $   22.28      $   22.30
                                                =========      ========        ========     =========      =========      =========

Class B Shares
  Net assets................................ $ 39,342,578  $ 12,958,898   $   4,154,607  $  8,213,452   $  2,074,812   $ 10,918,918
  Shares outstanding........................    2,117,162     2,253,237       4,154,607       458,570         98,581        515,294

  Net asset value, offering and
    redemption price per share
    (net assets/shares
     outstanding)(Note 3)...................    $   18.58      $   5.75        $   1.00     $   17.91      $   21.05      $   21.19
                                                =========      ========        ========     =========      =========      =========

CLASS C SHARES
  Net assets................................                              $     714,478
  Shares outstanding........................                                    714,478
  Net asset value, offering and
    redemption price per share
    (net assets/shares
     outstanding)...........................                                   $   1.00

CLASS Y SHARES
  Net assets................................                                                            $ 33,005,895   $ 18,164,871
  Shares outstanding........................                                                               1,550,619        849,869
  Net asset value, offering and
    redemption price per share
    (net assets/shares
     outstanding)...........................                                                               $   21.29      $   21.37



See Notes to Financial Statements.


DAVIS SERIES, INC.
STATEMENT OF OPERATIONS Year ended December 31, 1996
==========================================================================================================================
                                                                     DAVIS
                                                        DAVIS      GOVERNMENT                    DAVIS        DAVIS
                                           DAVIS      GOVERNMENT     MONEY         DAVIS      CONVERTIBLE   REAL ESTATE
                                          GROWTH        BOND        MARKET        FINANCIAL   SECURITIES    SECURITIES
                                           FUND         FUND         FUND           FUND         FUND          FUND
                                           ----         ----         ----           ----         ----          ----
INVESTMENT INCOME:
  (LOSS)
Income:
  Dividends (net of foreign taxes
    withheld of $23,730 and $1,722
    for Financial Fund and
    Convertible Securities Fund,
    respectively....................       $   345,282  $    _      $     _      $ 1,433,512   $ 2,044,673    $1,872,618
  Interest..........................           105,187   2,598,784   20,375,092      506,475       833,995       149,511
                                           -----------  ----------  -----------  -----------   -----------    ----------
      Total income..................           450,469   2,598,784   20,375,092    1,939,987     2,878,668     2,022,129
                                           -----------  ----------  -----------  -----------   -----------    ----------
Expenses:
  Management fees (Note 2)..........           465,749     200,005    1,825,917      700,862       494,195       286,302
  Custodian fees....................            72,940      86,759      164,810       96,408        70,437        72,604
  Transfer agent fees
           Class A..................            43,272      59,536      194,055       52,311        17,194        16,693
           Class B..................            73,959      37,397        2,945        8,634         2,347         5,718
           Class C..................              -           -             789          -             -             -
           Class Y..................              -           -             -            -               6             7
  Audit fees........................            14,302      16,538        7,556       13,725         9,341        10,337
  Legalfees.........................             9,504       5,504       58,464       18,382         7,077         5,503
  Accounting fees (Note 2)..........            15,996      17,004       12,000       15,996        15,996        12,000
  Reports to shareholders...........            27,413      17,723       28,403       12,525         3,864         4,399
  Directors fees and expenses.......            22,737      18,971       43,414       22,357        14,640        18,365
  Registration and filing fees......            42,396      41,324      115,219       40,272        28,750        36,321
  Miscellaneous.....................            13,398      26,889       55,385       17,682         3,233         6,506
  Distribution plan payments
    (Note 3)
    Class A.........................            45,833      43,662        _           75,327        23,521        22,619
    Class B.........................           358,112     136,766        _           42,952        10,953        26,901
                                           -----------  ----------  -----------  -----------   -----------    ----------
      Total expenses................         1,205,611     708,078    2,508,957    1,117,433       701,554       524,275
                                           -----------  ----------  -----------  -----------   -----------    ----------
  Fee Reduction (Note 6)............            (2,927)     (2,098)        (186)      (4,153)       (2,058)       (2,333)
  Net Expenses......................         1,202,684     705,980    2,507,771    1,113,280       699,496       521,942
        Net investment
          income (loss).............          (752,215)  1,892,804   17,866,321      826,707     2,179,172     1,500,187
                                           -----------  ----------  -----------  -----------   -----------    ----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) from
  investment transactions..                  5,082,446     170,808        _        5,277,490     5,214,600       733,835
Net increase (decrease) in
  unrealized appreciation
  depreciation of investments
  during the period.................        15,946,731  (1,062,065)        _      20,747,872    10,270,464    12,119,634
                                           -----------  ----------  -----------  -----------   -----------    ----------
    Net realized and unrealized
      gain (loss) on investments....        11,029,177    (891,257)        _      26,025,362    15,485,064    12,853,469
                                           -----------  ----------  -----------  -----------   -----------    ----------
    Net increase in net
      assets resulting from
      operations....................       $10,276,962  $1,001,547  $17,866,321  $26,852,069   $17,664,236   $14,353,656
                                           ===========  ==========  ===========  ===========   ===========    ==========




See Notes to Financial Statements.

DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS Year ended December 31, 1996




                                                                          DAVIS
                                          DAVIS          DAVIS       GOVERNMENT                      DAVIS             DAVIS
                                         GROWTH        GOVERNMENT      MONEY          DAVIS        CONVERTIBLE       REAL ESTATE
                                        OPPORTUNITY       BOND        MARKET        FINANCIAL      SECURITIES       SECURITIES
                                          FUND            FUND         FUND           FUND             FUND             FUND
                                          ----            ----         ----           ----             ----             ----

OPERATIONS:
  Net investment income (loss).....  $   (752,215)   $  1,892,804   $  17,866,321     $   826,707     $  2,179,172    $  1,500,187
  Net realized gain from
    investment transactions........     5,082,446         170,808          _            5,277,490        5,214,600         733,835
  Net increase (decrease) in
    unrealized appreciation/
    depreciation of investments....     5,946,731      (1,062,065)         _           20,747,872       10,270,464      12,119,634
  Net increase in net  assets        ------------    ------------   -------------     -----------     ------------    ------------
    resulting from operations......    10,276,962       1,001,547      17,866,321      26,852,069       17,664,236      14,353,656

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
    Class A........................          _         (1,178,705)    (17,525,480)       (835,471)      (2,094,357)     (1,269,681)
    Class B........................          _           (714,099)       (266,131)         (2,523)         (33,281)       (146,572)
    Class C........................          _               _            (74,710)         _                _                _
    Class Y........................          -               -              -              -               (92,432)       (105,733)
  Realized gains from
  investment transactions
    Class A........................    (2,051,127)           -              -          (4,907,119)      (2,972,683)       (385,179)
    Class B........................    (3,031,319)           -              -            (370,371)        (142,573)       (123,445)
    Class Y........................          -               -              -              -            (2,229,742)       (209,063)
  Paid-in capital
    Class A........................       (18,603)       (322,082)          -             (21,227)         (24,207)       (319,474)
    Class B........................       (27,494)       (223,986)          -                (721)            (437)        (26,294)
    Class Y........................          -               -              -                -              (1,614)        (21,298)
CAPITAL SHARE
  TRANSACTIONS (NOTE 5)............    (3,136,657)     (4,936,341)     51,126,506      13,441,577        7,714,677      20,110,368
                                     ------------    ------------   -------------     -----------     ------------    ------------
    Total increase (decrease)
      in net assets................     8,285,076      (6,373,666)     51,126,506      34,156,214       17,787,587      31,857,285

NET ASSETS:
  Beginning of period..............    58,215,886      37,461,120     360,289,788      81,636,516       60,134,492      29,733,792
                                     ------------    ------------   -------------     -----------     ------------    ------------
  End of period....................  $ 66,500,962    $ 31,087,454   $ 411,416,294    $115,792,730     $ 77,922,079    $ 61,591,077
                                     ============    ============   =============     ===========     ============    ============
NET ASSETS CONSIST OF:
  Paid-in capital..................  $ 33,914,723    $ 35,423,700   $ 411,416,294     $72,840,023     $ 60,452,976    $ 46,420,341
  Accumulated net realized gain
    (loss..........................        -           (4,505,407)        -                -               (99,523)         -
  Unrealized appreciation
    on investments.................    32,586,239         169,161         -            42,952,707       17,568,626     15,170,736
                                     ------------    ------------   -------------    ------------     ------------   ------------
                                     $ 66,500,962    $ 31,087,454   $ 411,416,294    $115,792,730       77,922,079   $ 61,591,077
                                     ============    ============   =============    ============    =============   ============



See Notes to Financial Statements.


DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS Year ended December 31, 1995





                                                                          DAVIS
                                          DAVIS          DAVIS       GOVERNMENT                      DAVIS             DAVIS
                                         GROWTH        GOVERNMENT      MONEY          DAVIS        CONVERTIBLE       REAL ESTATE
                                        OPPORTUNITY       BOND        MARKET        FINANCIAL      SECURITIES       SECURITIES
                                          FUND            FUND         FUND           FUND             FUND             FUND
                                          ----            ----         ----           ----             ----             ----

OPERATIONS:
  Net investment income (loss).....  $   (678,520)   $  2,191,740   $  15,438,495     $   362,062     $  2,065,758    $  1,429,977
  Net realized gain (loss) from....
    investment transactions........     4,837,350         (32,015)          _           7,641,002        2,889,149         (16,147)
  Net increase in unrealized
    appreciation/depreciation
    of investments.................    15,832,681       1,884,744           _          19,535,935        7,434,048       3,011,729
  Net increase in net  assets        ------------    ------------   -------------     -----------     ------------    ------------
    resulting from operations......    19,991,511       4,044,469      15,438,495      27,538,999       12,388,955       4,425,559

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
    Class A........................          _         (1,257,060)    (15,326,497)       (357,170)      (2,021,859      (1,399,690)
    Class B........................          _           (934,680)       (106,550)         _                (3,002)         (8,487)
    Class C........................          _               _             (5,448)         _                _                _
  Realized gains from
  investment transactions
    Class A........................    (1,889,930)           -              -          (7,475,056)      (2,423,570)          -
    Class B........................    (2,947,420)           -              -            (166,551)         (15,365)          -

  Paid-in capital
    Class A........................          -           (315,408)          -              -                -                -
    Class B........................          -           (234,519)          -              -                -                -

CAPITAL SHARE
  TRANSACTIONS (NOTE 5)............    (5,479,797)     (3,118,148)    119,563,068       4,397,937        4,365,522       1,231,958
                                     ------------    ------------   -------------     -----------     ------------    ------------
    Total increase (decrease)
      in net assets................     9,674,364      (1,815,346)    119,563,068      23,938,159       12,290,681       4,249,340

NET ASSETS:
  Beginning of period..............    48,541,522      39,276,466     240,726,720      57,698,357       47,843,811      25,484,452
                                     ------------    ------------   -------------     -----------     ------------    ------------
  End of period (including
   undistributed net investment
   income for the Davis
   Financial, Davis Convertible
   Securities and Davis Real
   Estate Funds of $11,287,
   $40,897, and $21,800,
   respectively)...................  $ 58,215,886    $ 37,461,120   $ 360,289,788     $81,636,516     $ 60,134,492    $ 29,733,792
                                     ============    ============   =============     ===========     ============    ============









See Notes to Financial Statements.




DAVIS SERIES, INC.
notes to financial statements
December 31, 1996
============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company.
The Company operates as a series fund issuing shares of common stock in the following six series:

Davis Growth Opportunity Fund seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Davis Financial Fund seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

Davis Convertible Securities Fund seeks to achieve total return. The Fund invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Funds net assets to be so invested.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program. The Company cannot ensure that the investment objective of any of its series will be achieved .

The Company accounts separately for the assets, liabilities and operations of each series. On December 1, 1994 each series commenced the offering of shares in two classes, Class A and Class B. The Class A shares are sold with a front-end sales charge, except for shares of Davis Government
Money Market Fund which are sold at net asset value and the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. The Davis Government Money
Market Fund offers Class C shares which are sold at net asset value.
Class Y shares were offered commencing September 1, 1996. All classes have identical rights with respect to voting (exclusive of each Class distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.



DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1996
============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

A. VALUATION OF SECURITIES -   Securities listed on national
securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. The Davis Government Money Market Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Company may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Company as an unrealized gain or loss. When the forward currency contract is closed, the Company records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D. FEDERAL INCOME TAXES - It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to shareholders. Therefore, no provision for federal income tax is required. At December 31, 1996, the Davis Government Bond Fund had approximately $4,505,400 of capital loss carryovers available to offset future capital gains, if any, of which $2,603,500, $1,110,900, $84,300, $376,100,
$298,600 and $32,000 expire in 1997, 1998, 1999, 2001, 2002 and 2003, respectively.

E. Use of estimates in financial statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. Other - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with the requirements of the Internal Revenue Code.
Dividends and distributions to shareholders are recorded on the ex-dividend date.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1996
============================================================================
Note 2 - Investment Advisory Fees and other transactions with  AFFILIATE

Advisory fees are paid monthly to Davis Selected Advisers, L.P. the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is .50 of 1% of the first $250 million of average daily net assets, .45 of 1% of the next $250 million of average daily net assets and .40 of 1% of average daily net assets in excess of $500 million. The fee for the Davis Government Bond Fund is .50 of 1% average daily net assets. The rate for the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is .75 of 1% of the average daily net assets for the first $250 million, .65 of 1% of the average net assets on the next $250 million, and
 .55 of 1% of the average daily net assets in excess of $500 million.

The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended December 31, 1996 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $9,000 for each fund.

The Adviser is paid for certain transfer agent services. The fee for the year ended December 31, 1996 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $6,058, $4,291, $12,905, $4,328, $1,421 and $2,702,
respectively. The Advisers is also paid for certain accounting services. The fee for the year ended December 31, 1996 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $15,996, $17,004, $12,000, $15,996,
$15,996 and $12,000, respectively. Two directors and the officers of the Company are also directors and officers of the general partner of Davis Selected Advisers, L.P. Tanaka Capital Management, Inc. (the "Sub-Adviser"), acts as the sub-adviser of the Davis Growth Opportunity Fund. The Sub-Adviser manages the day to day investment operations for the Davis Growth Opportunity Fund. The Sub-Adviser also provides investment advisory services to employee benefit plans, institutions, trusts and individuals. Graham Y. Tanaka is the owner of the Sub-Adviser. The Company pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser a reallowed portion of its advisory fee equal to
 .30% of the first $100 million of the Davis Growth Opportunity Fund's annual average net assets and .25% of such Fund assets over $100 million with a minimum annual fee of $100,000. However, the Sub-Adviser's fees on Fund assets over $100 million may not exceed one-third of the fees paid to the Adviser from the Davis Growth Opportunity Fund.

The Company has adopted procedures to treat Shelby Cullom Davis &
Co. ("SCD") as an affiliate of the Adviser. During the year ended December 31, 1996, SCD received $1,200 and $372 in commission on the purchases/sales of portfolio securities in Davis Financial Fund and Davis Convertible Securities Fund, respectively.

Note 3 - Distribution and underwriting Fees

CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS
GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE
SECURITIES FUND AND DAVIS REAL ESTATE FUND

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1996
============================================================================
Note 3 - Distribution and underwriting Fees - (Continued)

During the year ended December 31, 1996, Davis Selected Advisers,
L.P., the Company's Underwriter (the "Underwriter") received $74,530, $18,190, $167,334, $52,343 and $317,436 from commissions earned on sales of Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Funds' capital stock, respectively, of which $17,154, $3,320, $32,447, $10,506 and $55,353 was retained by the Underwriter and the remaining $57,376, $14,870, $134,887, $41,837 and $262,083 was
reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Company's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the year ended December 31, 1996 was $45,833, $43,662, $75,327, $23,521 and $22,619,
respectively.

CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS
GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE
SECURITIES FUND AND DAVIS REAL ESTATE FUND

Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge my be assessed on shares redeemed within six years of purchase.

Each of the Class B shares of the Funds (other than Davis Government
Money Market Fund) have entered into a Distribution Plan with Davis Selected Advisers, L.P. (the "Distributor") pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plans provide that the Funds will pay the Distributor a 4% commission on the proceeds from the sale of each Funds' Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. Pursuant to rules implemented by the National Association of Securities Inc., (the "NASD") distribution plan payments are limited to 1% of each Fund's annual average net assets attributable to Class B shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder
service fees.   The NASD rules also limit the aggregate amount the Funds
may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid
amounts.    The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

During the year ended December 31, 1996, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included commissions of $277,701, $104,536, $32,304, $8,209 and $20,407, respectively and maintenance fees of $80,411, $32,230, $10,648, $2,744 and $6,494, respectively.

Commissions earned by the Distributor during the year ended
December 31, 1996 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $190,981, $57,311, $217,478, $38,329


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1996
============================================================================
Note 3 - Distribution and underwriting Fees - (Continued)


CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS
GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE
SECURITIES FUND AND DAVIS REAL ESTATE FUND -  Continued

and $344,984, of which $165,409, $56,774, $189,836, $37,198 and
$325,477 was reallowed to qualified selling dealers.

The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $180,986, $408,923, $242,356, $46,038 and
$339,925, respectively, representing the cumulative commissions earned by the Distributor on the sale of the Funds' Class B shares reduced by cumulative commissions paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended December 31, 1996 the Distributor received contingent deferred sales charges from Class B shares of the Davis
Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial
Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $51,754, $22,644, $21,693, $327 and $3,336, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares. The Adviser has entered into related service agreements with various firms which provide cash management and other services to the Fund's shareholders. The Adviser, at its sole discretion, currently pays such firms a fee of .25 of 1% based on the average net assets of those accounts serviced. During the year ended December 31, 1996 the Adviser made payments totaling $3,507 to qualified dealers responsible for the maintenance of shares of the Fund.

Note 4 _ Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 1996 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1996
==============================================================================================================================
Note 4 - Purchases and Sales of Securities - (Continued)



                            DAVIS           DAVIS                         DAVIS
                            GROWTH        GOVERNMENT      DAVIS        CONVERTIBLE         DAVIS
                          OPPORTUNITY       BOND        FINANCIAL       SECURITIES      REAL ESTATE
                            FUND            FUND          FUND             FUND             FUND
                            ----            ----          ----             ----             ----
Cost of purchases......... $ 18,529,986  $ 14,905,496  $ 29,579,254   $  30,440,384    $ 22,665,476
Proceeds of sales......... $ 23,068,053  $ 18,505,201  $ 23,714,396   $  28,475,459    $  6,940,767

Note 5 - Capital Stock

At December 31, 1996, there were 5 billion shares of capital stock ($0.01 par value per share) authorized of which 500 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund. Transactions in capital stock were as follows:



                                                                            Year Ended
                                                                      December 31, 1995
                                       -------------------------------------------------------------------------------------------
CLASS A

                                                                        DAVIS
                                             DAVIS       DAVIS       GOVERNMENT                        DAVIS
                                            GROWTH      GOVERNMENT      MONEY          DAVIS        CONVERTIBLE       DAVIS
                                          OPPORTUNITY     BOND          MARKET        FINANCIAL     SECURITIES     REAL ESTATE
                                             FUND         FUND           FUND          FUND           FUND             FUND
                                             ----         ----           ----          ----           ----             ----
Shares sold...........................     255,172       272,374      169,910,817      449,739         622,121       790,297
Shares issued in reinvestment
  of distributions....................     104,897       177,540        3,536,913      301,467         233,729        82,413
                                       -----------   -----------    -------------  -----------    ------------   -----------
                                           360,069       449,914      173,447,730      751,206         855,850       872,710
Shares redeemed.......................    (252,296)     (887,124)    (124,018,542)    (303,617)     (2,116,170)   (1,126,180)
                                       -----------   -----------    -------------  -----------    ------------   -----------
  Net increase (decrease).............     107,773       437,210       49,429,188     (447,589)     (1,260,320)     (253,470)
                                       ===========   ===========    =============  ===========    ============   ===========

Proceeds from shares sold............. $ 4,701,372   $ 1,589,302    $ 169,910,817  $ 7,228,963    $ 13,045,489   $14,629,230
Proceeds from shares issued in
  reinvestment of distributions.......   1,996,999     1,025,599        3,536,913    5,513,629       4,826,570     1,500,218
                                       -----------   -----------    -------------  -----------    ------------   -----------
                                         6,698,371     2,614,901      173,447,730   12,742,592      17,872,059    16,129,218
Cost of shares redeemed...............  (4,586,515)   (5,123,786)    (124,018,542)  (4,793,945)    (44,862,290)  (21,662,936)
                                       -----------   -----------    -------------  -----------    ------------   -----------
  Net increase (decrease)............. $ 2,111,856   $(2,508,885)   $  49,429,188  $ 7,948,647   $ (26,990,231)  $(5,533,488
                                       ===========   ===========    =============  ===========    ============   ===========


                                                                            Year Ended
                                                                      December 31, 1995
                                       -------------------------------------------------------------------------------------------
CLASS A
                                                                        DAVIS
                                             DAVIS       DAVIS       GOVERNMENT                       DAVIS
                                            GROWTH      GOVERNMENT      MONEY         DAVIS         CONVERTIBLE       DAVIS
                                           OPPORTUNITY    BOND          MARKET        FINANCIAL     SECURITIES     REAL ESTATE
                                             FUND         FUND           FUND          FUND           FUND             FUND
                                             ----         ----           ----          ----           ----             ----
Shares sold...........................     359,034       660,268      266,441,150      396,303         233,755       266,125
Shares issued in reinvestment
  of distributions....................     105,481       179,677       11,012,683      518,751         233,400        86,954
                                       -----------   -----------    -------------  -----------    ------------   -----------
                                           464,515       839,945      277,453,833      915,054         467,155       353,079
Shares redeemed.......................    (107,883)     (714,819)    (160,315,534)    (804,015)       (260,368)     (298,037)
                                       -----------   -----------    -------------  -----------    ------------   -----------
  Net increase (decrease).............     356,632       125,126      117,138,299     (111,039)       (206,787)       55,042
                                       ===========   ===========    =============  ===========    ============   ===========

Proceeds from shares sold............. $ 5,898,293   $ 3,901,967    $ 266,441,150  $ 5,245,284    $  4,282,025   $ 4,010,602
Proceeds from shares issued in
  reinvestment of distributions.......   1,800,883     1,059,274       11,012,683    7,501,765       4,174,785     1,334,734
                                       -----------   -----------    -------------  -----------    ------------   -----------
                                         7,699,176     4,961,241      277,453,833   12,747,049       8,456,810     5,345,336
Cost of shares redeemed...............  (1,869,087)   (4,226,021)    (160,315,534) (10,100,288)     (4,477,654)   (4,466,171)
                                       -----------   -----------    -------------  -----------    ------------   -----------
  Net increase (decrease)............. $ 5,830,089   $  735,220     $ 117,138,299  $(2,646,761)   $  3,979,156    $  879,165
                                       ===========   ===========    =============  ===========    ============   ===========


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1996

Note 5 - Capital Stock - Continued
CLASS B                                                                               Year ended
                                                                                   December 31, 1995
                                           ----------------------------------------------------------------------------------------
                                                                              DAVIS
                                             DAVIS           DAVIS         GOVERNMENT                       DAVIS
                                            GROWTH         GOVERNMENT         MONEY           DAVIS       CONVERTIBLE       DAVIS
                                           OPPORTUNITY        BOND           MARKET          FINANCIAL     SECURITIES  REAL ESTATE
                                             FUND             FUND            FUND            FUND           FUND           FUND
                                             ----             ----            ----            ----           ----           ----
Shares sold...........................          343,025           349,690       15,481,272        357,639         70,295     490,136
Shares issued in reinvestment
     of distributions.................          152,295            99,849          234,340         14,071          8,070      10,505
                                          -------------     -------------     ------------     ----------     ----------   ---------
                                                495,320           449,539       15,715,612        371,710         78,365     500,641
Shares redeemed.......................         (446,289)         (866,250)     (14,257,584)       (35,443)          (602)   (10,556)
                                          -------------     -------------     ------------     ----------     ----------   ---------
     Net increase (decrease)..........           49,031          (416,711)       1,458,028        336,267         77,763     490,085
                                          =============     =============     ============     ==========     ==========   =========

Proceeds from shares sold.............    $   6,179,416     $   2,015,748     $ 15,481,272     $5,811,595     $1,391,416  $9,158,900
Proceeds from shares issued in
      reinvestment of distributions...        2,852,206           576,412          234,340        255,253        168,855     213,141
                                          -------------     -------------     ------------     ----------     ----------    --------
                                              9,031,622         2,592,160       15,715,612      6,066,848      1,560,271   9,372,041
Cost of shares redeemed...............       (8,006,821)       (5,019,616)     (14,257,584)      (573,918)       (12,027)  (180,773)
                                          -------------     -------------     ------------     ----------     ----------    --------
     Net increase (decrease)..........    $   1,024,801    $  (2,427,456)     $  1,458,028     $5,492,930     $1,548,244  $9,191,268
                                          =============     =============     ============     ==========     ==========  ==========





CLASS B                                                                               Year ended
                                                                                   December 31, 1995
                                           ----------------------------------------------------------------------------------------
                                                                              DAVIS
                                             DAVIS           DAVIS         GOVERNMENT                       DAVIS
                                            GROWTH         GOVERNMENT         MONEY           DAVIS       CONVERTIBLE       DAVIS
                                           OPPORTUNITY        BOND           MARKET          FINANCIAL     SECURITIES  REAL ESTATE
                                             FUND             FUND            FUND            FUND           FUND           FUND
                                             ----             ----            ----            ----           ----           ----
Shares sold...........................          270,466           286,256       10,318,022        126,655         25,669     24,891
Shares issued in reinvestment
     of distributions.................          164,363           126,951           78,144          8,296          1,016        426
                                          -------------     -------------     ------------     ----------     ----------   --------
                                                434,829           413,207       10,396,166        134,951         26,685     25,317
Shares redeemed.......................       (1,180,563)       (1,067,618)      (8,446,585)       (15,306)        (5,867)    (2,412)
                                          -------------     -------------     ------------     ----------     ----------   --------
     Net increase (decrease)..........         (745,734)         (654,411)       1,949,581        119,645         20,818     22,905
                                          =============     =============     ============     ==========     ==========   ========

Proceeds from shares sold.............    $   4,609,337     $   1,688,695     $ 10,318,022     $1,866,084     $  477,808   $382,977
Proceeds from shares issued in
      reinvestment of distributions...        2,779,819           746,462           78,144        119,292         18,368      6,693
                                          -------------     -------------     ------------     ----------     ----------   --------
                                              7,389,156         2,435,157       10,396,166      1,985,376        496,176    389,670
Cost of shares redeemed...............      (18,699,042)       (6,288,525)      (8,446,585)      (234,200)      (109,810)   (36,877)
                                          -------------     -------------     ------------     ----------     ----------   --------
     Net increase (decrease)..........    $ (11,309,886)    $  (3,853,368)    $  1,949,581     $1,751,176     $  386,366   $352,793
                                          =============     =============     ============     ==========     ==========   ========







DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1996

Note 5 - Capital Stock - Continued


                                                                                           March 30, 1995
															                      (commencement of operations)
															Year ended		               through
                                                           December 31, 1996          December 31, 1995
                                                           -----------------          -----------------
CLASS C - Davis Government Money Market Fund
Shares sold.............................................     4,821,807                     677,165
Shares issued in reinvestment
     of distributions...................................        69,986                       4,412
                                                          ------------                ------------
                                                             4,891,793                     681,577
Shares redeemed.........................................    (4,652,503)                   (206,389)
                                                          ------------                ------------
     Net increase.......................................       239,290                     475,188
                                                          ============                ============

Proceeds from shares sold...............................  $  4,821,807                $    677,165
Proceeds from shares issued in
     reinvestment of distributions......................        69,986                       4,412
                                                          ------------                ------------
                                                             4,891,793                     681,577
Cost of shares redeemed.................................    (4,652,503)                   (206,389)
                                                          ------------                ------------
     Net increase.......................................  $    239,290                $    475,188
                                                          ============                ============







                                                           December 11, 1996         December 11, 1996
                                                            (commencement               (commencement
                                                           of operation) through    of operation) through
                                                           December 31, 1996          December 31, 1996
                                                           -----------------          -----------------

CLASS Y
                                                              DAVIS                         DAVIS
                                                           CONVERTIBLE                       REAL
                                                            SECURITIES                      ESTATE
                                                              FUND                           FUND
                                                              ----                           ----
Shares sold.............................................     1,462,032                     833,978
Shares issued in reinvestment
     of distributions...................................       108,436                      15,891
                                                          ------------                ------------
                                                             1,570,468                     849,869
Shares redeemed.........................................       (19,849)                      -
                                                          ------------                ------------
     Net increase.......................................     1,550,619                     849,869
                                                          ============                ============

Proceeds from shares sold...............................  $ 31,272,873                $ 16,116,495
Proceeds from shares issued in
     reinvestment of distributions......................     2,323,787                     336,093
                                                          ------------                ------------
                                                            33,596,660                  16,452,588
Cost of shares redeemed.................................      (439,996)                      -
                                                          ------------                ------------
     Net increase.......................................  $ 33,156,664                $ 16,452,588
                                                          ============                ============

Note 6 - CISTODY FEES

Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $2,927, $2,098, $186, $4,153, $2,058 and $2,333 for Davis Growth
Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

Note 7- NOTE 7- NOTE RECEIVABLE

At December 31, 1996, Davis Financial Fund owned a note receivable from the Robert Plan Corporation in the amount of $1,999,950. Principal plus accrued interest at 5% over the prime rate of The Chase Manhattan Bank is payable in eight equal installments on January 31, 1997, April 30, 1997, July 31, 1997, October 31, 1997, January 30, 1998, April 30, 1998,
July 31, 1998 and October 30, 1998.


DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
=================================================================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A


                                                                                                              One Month
                                                                                                                ended
                                                  -----Year Ended December 31,-----                           December 31,
                                                       1996             1995                                    1994
                                                       ----             ----                                    ----

Net Asset Value, Beginning
of Period.....................................        $ 17.25           $ 12.83                                $ 13.70
                                                      -------           -------                                -------

Income  (Loss) From Investment Operations
-----------------------------------------
  Net Investment
    Income (Loss).............................          (0.13)            (0.11)                                 (0.01)
  Net Gains or Losses
    on Securities (both realized
    and unrealized)...........................           3.37              6.08                                  (0.29)
                                                      -------           -------                                -------
    Total From  Investment
      Operations..............................           3.24              5.97                                  (0.30)
                                                      -------           -------                                -------
Less Distributions
------------------
  Dividends (from net
    investment income)........................             _                 _                                     _
  Distributions (from
    capital gains)............................          (1.55)            (1.55)                                 (0.57)
  Distributions (from
    paid-in capital...........................          (0.01)               _                                     _
                                                      -------           -------                                -------
    Total Distributions.......................          (1.56)            (1.55)                                 (0.57)
                                                      -------           -------                                -------
Net Asset Value,
  End of Period...............................        $ 18.93           $ 17.25                                $ 12.83
                                                      =======           =======                                =======

Total Return<F1>..............................          18.73%4            6.65%                                 (2.21)%
------------

Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted).............................       $ 27,158          $ 22,890                               $ 12,455
  Ratio of Expenses to
    Average Net Assets........................           1.49%<F2>         1.51%                                  1.42%<F3>
  Ratio of Net Income to
    Average Net Assets........................          (0.76)%           (0.71)%                                (0.08)%<F3>

  Portfolio Turnover Rate.....................          30.55%            30.07%                                 37.31%

  Average Commission Rate per share...........        $0.0454                _                                     _


<F1>  Sales charges are not reflected in calculation.
<F2>  Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.48% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.

<F3>  Annualized



DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
=================================================================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class B

                                                 ---------------------------Class B------------------------------


                                                                         Year ended December 31,
                                                   -----------------------------------------------------------
                                                  1996        1995        1994       1993<F1>       1992<F1>
                                                  ----        ----        ----       ----           ----
Net Asset Value, Beginning
    of Period...........................        $ 17.08    $  12.82    $  14.67    $  13.25       $  13.73
                                                -------    --------    --------    --------       --------

Income (Loss) From Investment
-----------------------------
Operations
----------
  Net Investment
     Income (Loss)......................          (0.27)      (0.26)      (0.12)      (0.07)         (0.07)
  Net Gains or Losses
     on Securities
     (both realized and
     unrealized)........................           3.33        6.07       (1.11)       1.54          (0.32)
                                               --------    --------    --------    --------       --------
     Total From Investment
       Operations.......................           3.06        5.81       (1.23)       1.47          (0.39)
                                               --------    --------    --------    --------       --------

Less Distributions
------------------
    Dividends (from net
      investment income)................           -            _           _         (0.05)           _
    Distributions (from
      capital gains)                              (1.55)      (1.55)      (0.62)        _              _
    Distributions (from
      paid-in capital).................           (0.01)        _           _           _            (0.09)
                                                -------    --------    --------    --------       --------

     Total Distributions...............           (1.56)      (1.55)      (0.62)      (0.05)         (0.09)
                                                -------    --------    --------    --------       --------
Net Asset Value,
  End of Period.......................          $ 18.58    $  17.08    $  12.82    $  14.67       $  13.25
                                                =======    ========    ========    ========       ========

Total Return<F2>                                  17.86%      45.44%      (8.45)%     11.16%         (2.86)%
------------..........................

Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
  (000 omitted).......................         $ 39,343    $ 35,326    $ 36,087    $ 51,762       $ 46,958

  Ratio of Expenses to
    Average Net Assets................         2.25%<F3>        2.30%       2.15%       2.39%          2.55%
  Ratio of Net Income to
    Average Net Assets................            (1.52)%     (1.50)%     (0.81)%     (0.55)%        (0.54)%

  Portfolio Turnover Rate.............            30.55%      30.07%      37.31%      38.93%         39.01%

  Average Commission Rate per share...          $0.0454       _             _            _             _


<F1>  Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business of January 7, 1994.

<F2>  Sales charges are not reflected in calculation.

<F3>  Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.25% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.




DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
=================================================================================================================================
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A

                                                                                                      One Month
                                                                                                        ended
                                                   -----Year Ended December 31,-----                 December 31,
                                                        1996               1995                         1994
                                                        ----               ----                         ----
Net Asset Value,
  Beginning of Period........................        $  6.00             $ 5.79                        $ 5.78
                                                     -------             ------                        ------
Income  (Loss) From Investment Operations
-----------------------------------------
  Net Investment Income......................           0.33               0.39                          0.02
  Net Gains or Losses on
    Securities (both realized
    and unrealized)..........................          (0.14)              0.27                         (0.01)
                                                     -------             ------                        ------
    Total From Investment
      Operations.............................           0.19               0.66                          0.01
                                                     -------             ------                        ------
Less Distributions
------------------
  Dividends (from net
    investment income).......................          (0.33)             (0.36)                          _
  Distributions (from
    paid-in capital).........................          (0.10)             (0.09)                          _
                                                     -------             ------                        ------
    Total Distributions......................          (0.43)             (0.45)                          _
                                                     -------             ------                        ------

Net Asset Value, End of Period...............        $  5.76             $ 6.00                        $ 5.79
                                                     =======             ======                        ======
Total Return<F1>.............................           3.40%             11.82%                        (0.97)%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted)............................       $ 18,129           $ 21,485                      $ 20,035
  Ratio of Expenses to
    Average Net Assets.......................           1.77%              1.74%                         1.64%<F2>
  Ratio of Net Income to
    Average Net Assets.......................           5.88%              6.54%                         6.22%<F2>

  Portfolio Turnover Rate....................          45.50%             41.04%                        62.17%


<F1>  Sales charges are not reflected in calculation.


<F2>  Annualized







DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
=================================================================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class B





                                                                   Year ended December 31,
                                         --------------------------------------------------------------------------
                                            1996            1995            1994            1993<F1>         1992<F1>
                                            ----            ----            ----            ----             ----
Net Asset Value,
  Beginning of Period.................    $ 5.98           $ 5.79          $ 6.33           $ 6.61           $ 6.88
                                          ------           ------          ------           ------           ------
Income (Loss) From Investment
  Operations
-----------------------------
  Net Investment Income...............      0.29             0.34            0.31             0.36             0.37
  Net Gains or Losses on
    Securities (both realized
    and unrealized)...................     (0.13)            0.26           (0.37)           (0.12)           (0.10)
                                          ------           ------          ------           ------           ------
    Total From  Investment
      Operations......................      0.16             0.60           (0.06)            0.24             0.27
                                          ------           ------          ------           ------           ------
Less Distributions
------------------
  Dividends (from net
    investment income)................     (0.29)           (0.33)          (0.37)           (0.42)           (0.27)
  Distributions (from
    paid-in capital)..................     (0.10)           (0.08)          (0.11)           (0.10)           (0.27)
                                          ------           ------          ------           ------           ------
  Total Distributions.................     (0.39)           (0.41)          (0.48)           (0.52)           (0.54)
                                          ------           ------          ------           ------           ------

Net Asset Value, End of Period........    $ 5.75           $ 5.98          $ 5.79           $ 6.33           $ 6.61
                                          ======           ======          ======           ======           ======
Total Return..........................     22.78%           10.62%          (0.97)%           3.69%            4.14%
------------
Ratios/Supplemental Data
------------------------
  Net Assets,  End of Period
    (000 omitted).....................  $ 12,959         $ 15,976        $ 19,241         $ 50,080         $ 54,422
  Ratio of Expenses to
    Average Net Assets................      2.53%<F3>        2.51%           2.38%            2.37%            2.51%
  Ratio of Net Income to
    Average Net Assets................      5.13%            5.77%           5.48%            5.52%            5.83%

  Portfolio Turnover Rate.............     45.50%           41.04%          62.17%           42.82%           81.28%


<F1>  Per share calculations other than distributions were based on average shares outstanding during the period.

<F2>  Sales charges are not reflected in calculation.

<F3>  Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.52% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.



DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
=================================================================================================================================
The following financial information for each respective fund representsselected data for each share of capital stock outstanding throughout each period.


 Class A




                                                                        Year ended
                                                                        December 31,
                                                   ------------------------------------------------------------
                                                   1996          1995          1994          1993          1992
                                                   ----          ----          ----          ----          ----
Net Asset Value,
  Beginning of Period.........................   $ 1.000       $ 1.000       $ 1.000        $ 1.000       $ 1.000
                                                 -------       -------       -------        -------       -------
Income From Investment Operations
---------------------------------
  Net Investment
    Income....................................       047          .051          .034           .020          .027

Less Distributions
------------------
  Dividends (from net
    investment income)........................     (.047)        (.051)        (.034)         (.020)        (.027)
                                                 -------       -------       -------        -------       -------
Net Asset Value, End of
  Period......................................   $ 1.000       $ 1.000       $ 1.000        $ 1.000       $ 1.000
                                                 =======       =======       =======        =======       =======
Total Return
------------..................................      4.80%         5.25%         3.48%          2.01%         2.70%

Ratios/Supplemental Data
------------------------
  Net Assets,  End of
    Period (000
    omitted).................................. $ 406,547     $ 357,118     $ 239,980       $ 39,531      $ 42,410
  Ratio of Expenses
    to Average
    Net Assets................................      0.66%         0.73%         0.64%          1.15%         1.14%
  Ratio of Net Income
    to Average
    Net Assets................................      4.72%         5.13%         3.43%          1.98%         2.68%




DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
=================================================================================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.


                                                          ----------Class B----------               ----------CLASS C----------

                                                                   December 8, 1994                                March 30, 1995
                                                                   (Commencement                                   (Commencement
                                                    Year            of operations)                  Year           of operations)
                                                    Ended               through                     Ended              through
                                                 December 31,        December 31,               December 31,        December 31,
                                              ---------------        ------------               ------------        ------------
                                              1996       1995            1994                      1996                 1995
                                              ----       ----            ----                      ----                 ----
Net Asset Value,
  Beginning of Period....................  $ 1.000     $ 1.000          $ 1.000                  $ 1.000                $ 1.000

Income From Investment Operations
---------------------------------
  Net Investment
    Income...............................     .047        .051             .003                     .047                   .041

Less Distributions
------------------
  Dividends (from net
    investment income)...................    (.047)      (.051)           (.003)                   (.047)                 (.041)
Net Asset Value, End of
  Period.................................  $ 1.000     $ 1.000          $ 1.000                  $ 1.000                $ 1.000

Total Return.............................     4.80%       5.25%            0.34%                    4.80%                  4.21%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of
    Period (000 omitted).................  $ 4,155     $ 2,697            $ 747                    $ 714                  $ 475
  Ratio of Expenses
    to Average Net Assets................     0.66%       0.73%            0.64%<F1>                0.66%                  0.73%<F1>
  Ratio of Net Income
    to Average Net Assets................     4.72%       5.13%            3.43%<F1>                4.72%                  5.13%<F1>



<F1>  Annualized


DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
=================================================================================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

Class A



                                                                        Year Ended
                                                                       December 31,
                                                  --------------------------------------------------------

                                                  1996       1995       1994       1993<F3>       1992<F2>
                                                  ----       ----       ----       ----           ----
Net Asset Value,
  Beginning of Period.......................    $ 14.50    $ 10.68    $ 11.70       $ 11.20        $ 8.76
                                                -------    -------    -------       -------        ------
Income  (Loss) From Investment  Operations
------------------------------------------
  Net Investment Income.....................       0.14       0.07       0.08          0.07          0.05
  Net Gains or Losses on
    Securities (both realized
    and unrealized).........................       4.44       5.32      (0.61)         1.59          2.79
                                                -------    -------    -------       -------        ------
      Total From Investment
        Operations..........................       4.58       5.39      (0.53)         1.66          2.84
                                                -------    -------    -------       -------        ------
Less Distributions
------------------
  Dividends (from net
    investment income)......................      (0.15)     (0.07)     (0.08)        (0.08)        (0.05)
  Distributions (from
    capital gains)..........................      (0.87)     (1.50)     (0.39)        (1.08)        (0.35)
  Distributions (from
    paid-in capital)........................        _           _       (0.02)           _            _
                                                -------    -------    -------       -------        ------
      Total Distributions...................      (1.02)     (1.57)     (0.49)        (1.16)        (0.40)
                                                -------    -------    -------       -------        ------

Net Asset Value, End of Period.............     $ 18.06    $ 14.50    $ 10.68       $ 11.70       $ 11.20
                                                =======    =======    =======       =======       =======
Total Return <F1>..........................       31.50%     50.51%     (4.55)%       14.87%        32.67%
-------------
  Ratios/Supplemental Data
    Net Assets,  End of Period
    (000 omitted)..........................    $107,579    $79,874    $57,670        $50,778      $31,660
  Ratio of Expenses to
    Average Net Assets.....................        1.15%      1.18%      1.24%         1.32%         1.68%
  Ratio of Net Income
    to Average Net Assets..................        0.92%       .53%      0.67%         0.57%         0.43%

  Portfolio Turnover Rate..................       25.78%     41.89%     43.95%        70.33%        49.64%

  Average Commission Rate per share........     $0.0518        _           _              _              _


<F1> Sales charges are not reflected in calculation.
<F2> Reflects the reimbursement of certain expenses by the Fund's investment manager.
<F3> Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business on January 7, 1994.


DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
=================================================================================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.

Class B


                                                                                                           December 27, 1994
                                                                                                             (Commencement
                                                                                                             of operations)
                                                                                                               through
                                               -------Year Ended December 31,-------                           December 31,
                                               1996                           1995                               1994
                                               ----                           ----                               ----
Net Asset Value,
  Beginning of Period.....................  $ 14.41                          $ 10.68                           $ 11.22

Income (Loss) From Investment Operations
----------------------------------------
  Net Investment Income...................     0.01                             0.01                              0.03
  Net Gains or Losses on
    Securities (both realized
    and unrealized).......................     4.37                             5.22                             (0.13)
      Total From
        Investment Operations.............     4.38                             5.23                             (0.10)

Less Distributions
------------------
  Dividends (from net
    investment income)....................    (0.01)                             _                               (0.03)
  Distributions (from
    capital gains)........................    (0.87)                           (1.50)                            (0.39)
  Distributions (from
    paid-in capital)......................      _                                _                               (0.02)
      Total Distributions.................    (0.88)                           (1.50)                            (0.44)

Net Asset Value, End of
  Period..................................  $ 17.91                          $ 14.41                           $ 10.68

Total Return <F1>.........................    30.29%                           49.00%                            (0.90)%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted).........................  $ 8,213                          $ 1,762                              $ 28
  Ratio of Expenses to
    Average Net Assets....................     2.04%                            2.09%                             2.04%<F2>
  Ratio of Net Income
    to Average Net Assets.................     0.19%                           (0.38)%                           (0.13)%<F2>

  Portfolio Turnover Rate.................    25.78%                           41.89%                            43.95%

  Average Commission Rate per share....... $ 0.0518                              _                                    _


<F1> Sales charges are not reflected in calculation.

<F2> Annualized



DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
=================================================================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.

Class A



                                                                                                                  May 1, 1992
                                                               Year                                              (Commencement
                                                              Ended                                              of operations)
                                                           December 31,                                             through
                                      ----------------------------------------------------
                                      1996            1995         1994           1993                         December 31, 1992
                                      ----            ----         ----           ----                         -----------------
Net Asset Value,
  Beginning of Period..............     $ 18.22      $ 15.57      $ 17.45          $ 15.73                           $ 14.29
                                        -------      -------      -------          -------                           -------
Income  From Investment
-----------------------
Operations
----------
  Net Investment Income............        0.71         0.67         0.67             0.67                              0.40
  Net Gains or Losses on
    Securities (both realized
    and unrealized)................        4.56         3.42        (1.83)            2.02                              1.44
                                        -------      -------      -------          -------                           -------
      Total From Investment
        Operations.................        5.27         4.09        (1.16)            2.69                              1.84
                                        -------      -------      -------          -------                           -------
Less Distributions
------------------
  Dividends (from net
    investment income).............       (0.69)       (0.66)       (0.67)           (0.67)                            (0.40)
  Distributions (from
    capital gains).................       (1.54)       (0.78)       (0.05)           (0.30)                              _
  Distributions (from
    paid-in capital)...............       (0.04)          _             _               _                                _
                                        -------      -------      -------          -------                           -------
      Total Distributions..........       (2.27)       (1.44)       (0.72)           (0.97)                            (0.40)
                                        -------      -------      -------          -------                           -------
Net Asset Value, End of Period.....     $ 21.22      $ 18.22      $ 15.57          $ 17.45                           $ 15.73
                                        =======      =======      =======          =======                           =======
Total Return <F1>..................       29.46%       26.68%       (6.72)%          14.87%                            19.95%<F2>
---------------
Ratios/Supplemental Data
------------------------
  Net Assets,  End of Period
    (000 omitted)..................     $42,841      $59,757      $47,844          $50,778                           $24,323
  Ratio of Expenses to
    Average Net Assets.............        1.05%        1.14%        1.20%            1.32%                             1.35%
  Ratio of Net Income
    to Average Net Assets..........        3.34%        3.87%        4.06%            0.57%                             4.94%

  Portfolio Turnover Rate..........       43.16%       53.58%       45.15%           70.33%                            11.51%

  Average Commission Rate
    per share......................    $ 0.0552           _               _               _                              _


<F1>  Sales charges are not reflected in calculation.

<F2>  Annualized



DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
=================================================================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.


                                           ---------------Class B----------------              ----------CLASS Y----------


                                                                 February 3, 1995                  December 11, 1996
                                                                   (Commencement                       (Commencement
                                                Year                of operations)                     of operations
                                               Ended                   through                           through
                                           December 31,               December 31,                       December 31,
                                               1996                     1995                                 1996
                                               ----                     ----                                 ----
Net Asset Value,
  Beginning of Period....................     $ 18.14                  $ 15.95                             $ 21.39
                                              -------                  -------                             -------
Income  From Investment
-----------------------
Operations
----------
  Net Investment Income..................        0.59                     0.54                                0.07
  Net Gains or Losses on
    Securities (both realized
    and unrealized)......................        4.45                     2.97                                1.44
                                              -------                  -------                             -------
      Total From Investment
        Operations.......................        5.04                     3.51                                1.51
                                              -------                  -------                             -------
Less Distributions
------------------
  Dividends (from net
    investment income)...................       (0.56)                   (0.54)                              (0.06)
  Distributions (from
    capital gains).......................       (1.54)                   (0.78)                              (1.54)
  Distributions (from
    paid-in capital).....................       (0.03)                     _                                 (0.01)
                                              -------                  -------                             -------
      Total Distributions................       (2.13)                   (1.32)                              (1.61)
                                              -------                  -------                             -------
Net Asset Value, End of Period...........     $ 21.05                  $ 18.14                             $ 21.29
                                              =======                  =======                             =======
Total Return <F1>........................       28.21%                   25.31%                               7.01%
-------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted)........................     $ 2,075                    $ 378                            $ 33,006
  Ratio of Expenses to
    Average Net Assets...................        2.01%<F2>                2.01%<F3>                           0.98%<F3>
  Ratio of Net Income
    to Average Net Assets................        2.40%                    3.00%<F3>                           3.11%<F3>

  Portfolio Turnover Rate................       43.16%                   53.58%                              43.16%

  Average Commission
    Rate per share.......................    $ 0.0552                     -                               $ 0.0552


<F1>  Sales charges are not reflected in calculation.
<F2>  Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.00% for Class B shares for 1996.  Prior to
      1996, such reductions were reflected in the expenses ratios.
<F3>  Annualized



DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
=================================================================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.


Class A



                                                                                                         January 3, 1994
                                                                         Year                              (Commencement
                                                                         Ended                             of  operations)
                                                        ------------December 31,-----------                   through
                                                                                                            December  31,
                                                         1996<F1>                    1995                     1994
                                                         ----                        ----                     ----
Net Asset Value, Beginning of Period.................   $ 16.44                    $ 14.72                  $ 14.29

Income From Investment Operations
---------------------------------
  Net Investment Income..............................      0.71                       0.82                     0.62
  Net Gains on Securities (both
    realized and unrealized).........................      5.22                       1.71                     0.55
      Total From  Investment Operations5.932.531.17

Less Distributions
------------------
  Dividends (from net investment
    income)..........................................     (0.70)                     (0.81)                   (0.62)
  Distributions (from capital
    gains)...........................................     (0.25)                       _                      (0.12)
  Distributions (from paid-in capital)...............     (0.18)                     (1.13)                     _
      Total Distributions............................     (0.81)                       _                      (0.74)

Net Asset Value, End of Period.......................   $ 21.24                    $ 16.44                  $ 14.72

Total Return<F2>.....................................     37.05%                     17.70%                    8.25%<F4>
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period (000 omitted)............   $32,507                    $29,320                  $25,450

  Ratio of Expenses to Average Net
    Assets...........................................      1.32%<F3>                  1.43%                    1.86%<F4>

  Ratio of Net Income to Average
    Net Assets.......................................      3.95%                      5.44%                    3.98%<F4>

  Portfolio Turnover Rate............................     18.60%                     38.82%                   35.80%

  Average Commission Rate per share..................   $0.0600                         _                        _



<F1> Per share calculations other than distributions were based on average shares outstanding during the period.

<F2> Sales charges are not reflected in calculation.

<F3> Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.37% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.

<F4> Annualized



DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
=================================================================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.


                                    -------------------Class B----------------------          ---------- Class Y----------


                                                                   December 27, 1994                December 8,1996
                                                                     (Commencement                  (Commencement
                                                 Year               of operations)                   of operations
                                                 Ended                through                           through
                                             December 31,          December 31,                       Decemaber 31,
                                      1996<F1>        1995             1994                               1996
                                      ----            ----             ----                               ----
Net Asset Value, Beginning of
  Period...........................  $ 16.41         $ 14.72           $ 14.73                           $ 19.29
                                     -------         -------           -------                           -------
Income From Investment
----------------------
Operations
----------
  Net Investment Income............     0.56            0.68              0.02                              0.13
  Net Gains on Securities (both
    realized and
    unrealized)....................     5.21            1.70              0.11                              2.35
                                     -------         -------           -------                           -------
      Total From Investment
        Operations.................     5.77            2.38              0.13                              2.48
                                     -------         -------           -------                           -------
Less Distributions
  Dividends (from net investment
    income)........................    (0.63)          (0.69)            (0.02)                            (0.13)
  Distributions (from capital
    gains).........................    (0.25)             _              (0.12)                            (0.25)
  Dividends (from paid-in capital).    (0.11)             _                _                               (0.02)
                                     -------         -------           -------                           -------
      Total Distributions..........    (0.99)          (0.69)            (0.14)                            (0.40)
                                     -------         -------           -------                           -------
Net Asset Value, End of Period.....  $ 21.19         $ 16.41           $ 14.72                           $ 21.37
                                     -------         -------           -------                           -------
Total Return<F2>...................    35.99%          16.59%             0.89%                            12.89%
------------
Ratios/Supplemental Data
------------------------
  Net Assets,  End of Period
    (000 omitted).................. $ 10,919           $ 414              $ 34                           $18,165

  Ratio of Expenses to Average Net
    Assets.........................     2.22%           2.39%             2.64%<F2>                         1.18%<F2>

  Ratio of Net Income to Average
    Net Assets.....................     3.46%           4.48%             3.20%<F3>                         4.22%<F3>

  Portfolio Turnover Rate..........    18.60%          38.82%            35.80%                            18.60%

  Average Commission Rate
    per share...................... $ 0.0600           _                    _                            $0.0600


<F1> Per share calculations other than distributions were based on average shares outstanding during the period.

<F2> Sales charges are not reflected in calculation.

<F3> Annualized





DAVIS SERIES, INC.
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
=============================================================================


To the Shareholders and Board of Directors of Davis Series, Inc.

     We have audited the accompanying statement of assets and liabilities of Davis Series, Inc., (comprising, respectively, the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government
Money Market Fund, Davis Financial Fund, Davis Convertible Securities
Fund and Davis Real Estate Fund) including the schedules of portfolio investments as of December 31, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Series, Inc. as of December 31, 1996, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.


                                                   TAIT, WELLER & BAKER




Philadelphia, Pennsylvania
February 5, 1997






                               Davis  Series, INC.

              124 East Marcy Street Santa Fe, New Mexico  87501
=============================================================================
            Directors                                 Officers
       Jeremy B. Biggs                           Jeremy H. Biggs
       Wesley E. Bass, Jr.                         Chairman
       Marc P. Blum                              Shelby M.C. Davis
       Shelby M.C. Davis                           President
       Eugene M. Feinblatt                       Carl R. Luff
       Jerry D. GeistVice                          President, Treasurer
       D. James Guzy                               & Assistant Secretary
       G. Bernard Hamilton                       Eileen R. Street
       LeRoy E. Hoffberger                         Vice President, Secretary
       Laurence W. Levine                          & Assistant Treasurer
       Christian R. Sonne                        Carolyn H. Spolidoro
       Edwin R. Werner                             Vice President
                                                 Christopher C. Davis
                                                   Vice President
                                                 Andrew A. Davis
                                                   Vice President





Investment Adviser & Distributor
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

Transfer Agent & Custodian
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA 02266-8406

Counsel
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

Auditors
Tait, Weller & Baker
Two Penn Center, Suite 700
Philadelphia, Pennsylvania  19102-1707

============================================================================
For more information about Davis Series, Inc. including management fee, charges and expenses, see the current prospectus which must precede or accompany this report.
============================================================================
                                                                9702-15 DS80